===============================================================================



                             VERTICA SOFTWARE, INC.





                              INFORMATION STATEMENT




                                 TO CONSIDER THE


                          PLAN AND AGREEMENT OF MERGER



                                       OF



                             VERTICA SOFTWARE, INC.
                            (A COLORADO CORPORATION)



                                      INTO



                             VERTICA SOFTWARE, INC.
                            (A DELAWARE CORPORATION)



===============================================================================







                             VERTICA SOFTWARE, INC.
               106 East Sixth Street, Suite 900, Austin, TX 78701
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                                February 13, 2004

                             NOTICE TO STOCKHOLDERS

DEAR SHAREHOLDER:

         NOTICE IS HEREBY GIVEN that we have received written consents from stockholders representing a majority of our outstanding shares of voting stock approving the Reincorporation of VERTICA SOFTWARE, INC., a Colorado corporation ("Vertica Colorado"), in Delaware by merger with and into our wholly-owned Delaware subsidiary, VERTICA SOFTWARE, INC. ("Vertica Delaware").

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                        WE ARE NOT ASKING YOU FOR A PROXY

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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         As of the close of business on February 13, 2004, the record date for shares entitled to notice of and to sign written consents in connection with the Reincorporation, there were 28,251,755 shares of our common stock and 5,000 shares of preferred stock outstanding. In connection with the Reincorporation, each share of our common stock is entitled to one vote and each share of our preferred stock is entitled to 7,000 votes because each share of preferred stock is entitled to vote the number of shares of common stock issuable upon conversion. Prior to the mailing of this Information Statement, certain of our officers, directors, affiliates and other owners of preferred stock, who represent a majority of our outstanding voting shares, signed written consents approving the Reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary. The Reincorporation is intended to be effected on 20 days after the mailing of this Information Statement and will result in:

(i) Vertica Colorado being governed by the laws of the State of Delaware;
(ii) your right to receive one share of common stock of Vertica Delaware for each share of common stock of Vertica Colorado owned by you as of the record date of the Reincorporation;
(iii) the persons serving presently as officers and directors of Vertica Colorado to serve in their respective capacities after the Reincorporation;
(iv) the outstanding shares of Series A Convertible Preferred Stock of Vertica Colorado being converted into 35,000,000 shares of Vertica Delaware's common stock that will represent approximately 56.7% of the total number of outstanding shares of Vertica Delaware after the Reincorporation;
(v) Vertica Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock; and
(vi) authority to adopt the 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan.

         The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of Vertica Colorado for certificates representing shares of Vertica Delaware. We urge you to follow the instructions set forth in the attached Information Statement under "How to Exchange Vertica Colorado Certificates for Vertica Delaware Certificates" to surrender certificates representing shares of Vertica Colorado for certificates representing Vertica Delaware.

By Order of the Board of Directors,


/s/William F. Mason
--------------------------------
William F. Mason, Chief Executive Officer






                                     SUMMARY

Transaction:          Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Delaware-Principal Reasons for Reincorporation."

                      The purpose of this Information Statement is to inform holders of Vertica Colorado Common Stock who have not given Vertica Colorado their written consent to the foregoing corporate actions of such actions and their effects.

Record Date:          February 13, 2004.

Method: Merger of Vertica Colorado with and into our wholly owned subsidiary, Vertica Delaware. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Exchange Ratios:      One share of common stock of Vertica Delaware for each
                      share of common stock of Vertica Colorado owned by you as of the record date of the Reincorporation. See
                      "Reincorporation in Delaware-Principal Features of the Reincorporation."

Effective Date:       20 days after mailing of this Information Statement.

Additional            Optional exchange of outstanding certificates
Provisions:           representing shares of Vertica Colorado common stock for
                      certificates representing shares of Vertica Delaware common stock. See "Reincorporation in Delaware-How to Exchange Vertica Colorado Certificates for
                      Vertica Delaware Certificates."


                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about February 23, 2004. The following questions and answers are intended to respond to frequently asked questions concerning the Reincorporation of Vertica Colorado in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:  Why is Vertica Colorado reincorporating in Delaware?

A: We believe that the Reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, management believes that due to the large amount of issued and outstanding shares of common stock and the small percentage of management's ownership interest, does not allow for the direction of our affairs. The Reincorporation and plan of merger will provide management the necessary control to direct our future business operations.

Q: Why isn't Vertica Colorado holding a meeting of stockholders to approve the Reincorporation?

A: The board of directors has already approved the Reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under the Colorado Revised Statutes ("CRS") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:  What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by a merger of Vertica Colorado with and into our wholly owned subsidiary, Vertica Delaware. One new share of the Vertica Delaware common stock will be issued for each share of our common stock and 7,000 new shares of Vertica Delaware common stock will be issued for each share of our Series A Convertible Preferred Stock that is held by our stockholders on the record date for the Reincorporation. The shares of Vertica Colorado will cease to trade on the over-the-counter bulletin board market and the shares of Vertica Delaware will begin trading in their place beginning on or about the Effective Date, under CUSIP number 868663 10 5 and a new trading symbol which has not yet been assigned.

Q:  How will the Reincorporation affect my ownership of Vertica Colorado?

A: After the effective date of the Reincorporation and the exchange of your stock certificates, you will own the same class of Vertica Delaware. However, your percentage of Vertica Delaware will be reduced by approximately 56% because of the automatic conversion of the Vertica Colorado Series A Convertible Preferred Stock.

Q: How will the Reincorporation affect the owners, officers, directors and employees of Vertica Colorado?

A: Our officers, directors and employees will become the officers, directors and employees of Vertica Delaware after the effective date of the Reincorporation.

Q:  How will the Reincorporation affect the business of Vertica Colorado?

A: Vertica Delaware will continue its business at the same locations and with the same assets. Vertica Colorado will cease to exist on the effective date of the Reincorporation.

Q: How do I exchange certificates of Vertica Colorado for certificates of Vertica Delaware?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, Vertica Delaware will issue a new certificate representing the same number of whole shares of Vertica Delaware as soon as practical after the effective date of the Reincorporation.

Q:  What happens if I do not surrender my certificates of Vertica Colorado?

A: YOU ARE NOT REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF VERTICA COLORADO AND RECEIVE SHARES OF Vertica Delaware. All shares of Vertica Colorado outstanding after the effective date of the Reincorporation continue to be valid. Until you receive shares of Vertica Delaware you will be entitled to receive notice of and vote at shareholder meetings and receive dividends or other distributions on the shares of Vertica Colorado.

Q:  What if I have lost Vertica Colorado certificates?

A: If you have lost your Vertica Colorado certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

         Corporate Stock Transfer, Inc.
         3900 Cherry Creek Drive South, Suite 430
         Denver, Colorado 80209
         Telephone: (303) 282-4800
         Facsimile: (303) 282-5800

Q:  Can I require Vertica Colorado to purchase my stock?

A: No. Under the CRS, you are not entitled to appraisal or purchase of your stock as a result of the Reincorporation.

Q:  Who will pay the costs of Reincorporation?

A: Vertica Colorado will pay all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Vertica Delaware that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.



                                 STOCK OWNERSHIP

         The following table sets forth information as of the Record Date, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

--------------------------------------------------------------------------------------------------------------------
                   Name                       Shares Beneficially Owned(1)                Percentage of
                                                                                      Outstanding Shares(3)
--------------------------------------------------------------------------------------------------------------------
Hans Nehme                                           9,714,517 (2)                            36.3%
William F. Mason                                     35,410,000 (4)                           56.7%
Erick F. Ahrens                                          58,000                               0.2%
John C. Leutwyler                                        60,000                               0.2%
Susan N. Hastings                                    9,714,517 (2)                            36.3%
Nalini Rajender Frush                                    24,500                               0.09%
--------------------------------------------------------------------------------------------------------------------
All Officers and Directors as                        35,410,000 (2)                           56.7%
 a group (1 Person)
====================================================================================================================

(1) Beneficial owner of a security means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power, investment power or the power to dispose, or to direct the disposition of, such security.
(2) Includes 9,243,200 shares owned of record by Mr. Nehme and 471,317 shares owned of record by Ms. Hastings. Mr. Nehme and Ms.
         Hastings are husband and wife.
(3) Percentage of beneficial ownership is based on 26,741,445 shares of common stock outstanding as of the record date. (4) In computing William F. Mason's beneficial ownership, the 35,000,000 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock within 60 days of January 8, 2004, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.


                           REINCORPORATION IN DELAWARE

         The following discussion summarizes certain aspects of the Reincorporation of Vertica Colorado in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between Vertica Colorado and Vertica Delaware, a copy of which is attached hereto as Exhibit "A," or the Certificate of Incorporation of Vertica Delaware (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of Vertica Colorado (the "Vertica Colorado Articles" and the "Vertica Colorado By-Laws," respectively) and the By-Laws of Vertica Delaware (the "Vertica Delaware By-Laws") are available for inspection at the principal office of Vertica Delaware and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

         The Board of Directors believes that the Reincorporation will give Vertica Colorado a greater measure of flexibility and simplicity in corporate governance than is available under Colorado law and will increase the marketability of Vertica Colorado's securities.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Vertica Colorado. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Vertica Colorado's corporate legal affairs. For these reasons, the Board of Directors believes that Vertica Colorado's business and affairs can be conducted to better advantage if Vertica Colorado is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Colorado."

Principal Features of the Reincorporation

         The Reincorporation will be effected by the merger of Vertica Colorado with and into Vertica Delaware, a wholly-owned subsidiary of Vertica Colorado is incorporated under the Delaware General Corporation Law (the "DGCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Colorado, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, Vertica Delaware will be the surviving corporation and will operate under the name "Vertica Software, Inc."

         On the Effective Date, (i) each outstanding share of Vertica Colorado common stock, $.0001 par value, shall be converted into one share of Vertica Delaware common stock, $.001 par value, and (ii) each outstanding share of Vertica Colorado common stock held by Vertica Colorado shall be retired and canceled and shall resume the status of authorized and unissued the Vertica Delaware stock.

         At the Effective Date, Vertica Colorado will be governed by the Delaware Certificate, the Vertica Delaware By-Laws and the DGCL, which include a number of provisions that are not present in the Vertica Colorado Articles, the Vertica Colorado By-Laws or the CRS. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to Vertica Delaware and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Vertica Delaware. Accordingly, implementation of these provisions has been included as part of the Reincorporation. Vertica Colorado believed that the Reincorporation will contribute to the long-term quality and stability of Vertica Colorado's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

         Upon consummation of the Merger, the daily business operations of Vertica Delaware will continue as they are presently conducted by Vertica Colorado, at Vertica Colorado's principal executive offices at 106 East Sixth Street, Suite 900, Austin, TX 78701. The authorized capital stock of Vertica Delaware will consist of 100,000,000 shares of common stock, par value $.001 per share ("Vertica Delaware common stock"), 20,000,000 shares of preferred stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

         The New Board of Directors will consist of those persons presently serving on the board of directors of Vertica Colorado. The individuals who will serve as executive officers of Vertica Delaware are those who currently serve as executive officers of Vertica Colorado. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

         Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of Vertica Colorado and Vertica Delaware at any time prior to the Effective Date. In addition, the Board of Directors of Vertica Colorado may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Vertica Delaware common stock to be received in exchange for or on conversion of all or any of Vertica Colorado Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Vertica Colorado common stock.

How to Exchange Vertica Colorado Certificates for the Vertica Delaware Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of Vertica Colorado Certificates in exchange for Vertica Delaware Certificates. Upon surrender of a Vertica Colorado Certificate for cancellation to Vertica Delaware, together with a duly executed letter of transmittal, the holder of such Vertica Colorado Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Vertica Colorado Certificate representing that number of whole shares of Vertica Delaware common stock into which Vertica Colorado Common Stock theretofore represented by Vertica Colorado Certificate so surrendered have been converted in the Merger and Vertica Colorado Certificate so surrendered will be canceled.

         Because of the Reincorporation in Delaware as a result of the Merger, holders of Vertica Colorado Common are not required to exchange their Vertica Colorado Certificates for Vertica Delaware Certificates. Dividends and other distributions declared after the Effective Date with respect to Vertica Delaware common stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Vertica Colorado Certificate with respect to the shares of Vertica Delaware common stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Vertica Delaware common stock, until such holder has surrendered Vertica Colorado Certificate.

Capitalization

         The authorized capital of Vertica Colorado, on the Record Date, consisted of 30,000,000 shares of Vertica Colorado common stock, $.0001 par value and 3,000,000 shares of Preferred Stock, $.0001 par value. Approximately 28,251,755 shares of Vertica Colorado common stock and 5,000 shares of Preferred Stock were outstanding. Prior to the Record Date and prior to the date of this Information Statement, indebtedness of Vertica Colorado in the approximate amount of $1,000,000 was exchanged for 5,000 shares of Series A Convertible Preferred Stock. After the Effective Date of the Reincorporation, the Series A Convertible Preferred Stock automatically converts into 35,000,000 shares of Common Stock. Prior to conversion, the Series A Convertible Preferred Stock has the same number of votes as if all shares of Preferred Stock had been converted into Common Stock immediately prior to the taking of the vote. The authorized capital of Vertica Delaware, which will be the authorized capital of Vertica Colorado after the Reincorporation, consists of 100,000,000 shares of Common Stock, par value $.001 per share ("Vertica Delaware common stock") and 20,000,000 shares of preferred stock, $.001 par value per share (the "Delaware Preferred Stock"). After the Merger and the resulting automatic conversion of the Series A Convertible Preferred Stock, Vertica Delaware will have outstanding approximately 63,251,755 shares of Common Stock. 10,000,000 shares but not less than fifteen percent (15%) of the issued and outstanding shares of Vertica Delaware common stock will be reserved for issuance under the 2004 Directors and Officers Stock Option and Stock Award Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 36,748,245 shares of Common Stock and 20,000,000 shares of Delaware Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of Vertica Colorado. Series A Convertible Preferred Stock outstanding prior to the Effective Date was issued in exchange for cancellation of indebtedness in the approximate amount of $1,000,000 to William F. Mason.

         The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Vertica Delaware common stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

         There are no present plans, understandings or agreements, and Vertica Colorado is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized Vertica Delaware common stock (or Delaware Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Vertica Delaware through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Vertica Delaware common stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes In The Company's Charter And By-laws To Be Implemented By The Reincorporation

         No Present Change of Corporate Name. The Reincorporation will not effect a change in the Company's name. However, the Board of Directors will have the right to change the name of the Company without any action by the shareholders.

         Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Vertica Delaware and its shareholders for monetary damages for breach of their fiduciary duties. The Colorado Certificate contains no similar provision. The Board of Directors believes that such provision will better enable Vertica Delaware to attract and retain as directors responsible individuals with the experience and background required to direct Vertica Delaware's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability Of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Colorado law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist Vertica Delaware in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Vertica Delaware, inasmuch as Article VII of the Delaware Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Vertica Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Vertica Delaware's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article VII would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article VII cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Vertica Delaware; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, Article VII would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article VII pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article VII would not affect a director's liability to third parties or under the federal securities laws.

         Article VII is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         The Company has not received notice of any lawsuit or other proceeding to which Article VII might apply. In addition, Article VII is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which Article VII might apply. The Board of Directors recognizes that Article VII may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Vertica Delaware and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article VII is in the best interests of Vertica Delaware and its stockholders, since it should enhance Vertica Delaware's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article VII may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article VII may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of the Delaware Certificate, could result in increased expense to Vertica Delaware. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Vertica Delaware's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article VII deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Colorado BCA also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit Vertica Delaware to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Vertica Delaware's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Vertica Delaware with regard to the best interests of Vertica Delaware and its stockholders.

         The Delaware Certificate is quite different from the Colorado Certificate and requires indemnification of Vertica Delaware's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Vertica Delaware or is or was serving at the request of Vertica Delaware as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Vertica Delaware. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Vertica Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Vertica Delaware. Under the Delaware Certificate Vertica Delaware may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

         The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from Vertica Delaware may bring suit against Vertica Delaware to recover any and all amounts entitled to such person provided that such person has filed a written claim with Vertica Delaware has failed to pay such claim within thirty days of receipt thereof. In addition, Vertica Delaware authorize Vertica Delaware to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware Certificate also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law, unlike Colorado law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, Vertica Delaware will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Colorado Certificate or expressly provided for under Colorado or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that Vertica Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of Vertica Delaware may personally benefit from the indemnification provisions of Vertica Delaware, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Certain Significant Differences Between the Corporation Laws of Colorado and Delaware

         Although it is impractical to compare all of the differences between the corporation laws of Colorado and Delaware the following is a summary of certain significant differences between the provisions of Colorado law applicable to the Company and those of Delaware law which will be applicable to Vertica Delaware.

         Dividends. A Colorado corporation may not pay dividends if, after giving it effect, the corporation would not be able to pay its debts as they become due or the corporation's total assets would be less than the sum of its total liabilities. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, Vertica Delaware does not anticipate paying dividends in the foreseeable future.

         Right to Inspect Books and Records. Under Colorado law, any shareholder has the right upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy such records, to examine the relevant books and records of accounts, minutes and records of accounts, minutes and record of shareholders of the corporation. Under Delaware law, any stockholder of a corporation has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.

         Interested Director Transactions. Under both Colorado and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Colorado and Delaware law are the same in this area. Under Colorado law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of Vertica Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under Colorado law but could be approved by the New Board of Directors under Delaware law.

         Special Meetings. Under Colorado law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the certificate of incorporation or the by-laws. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. Vertica Delaware's By-Laws, unlike the Company's current By-Laws, provide that a special meeting of stockholders will be called only by the Board of Directors.

         Sequestration of Shares. Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Colorado law has no comparable provision.

         Certain Actions. Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under Colorado law, all directors voting for or assenting to an unlawful dividend are liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully, to the extent a creditor or shareholder has suffered damage, as a result thereof. Under Delaware law and Colorado law recovery of fees and expenses by a successful shareholder is governed by case law.

         Tender Offer and Business Combination Statutes. Colorado law does not regulate tender offers and business combinations involving Colorado corporations or corporations incorporated outside Colorado that conduct business in Colorado.

         Delaware law regulates hostile takeovers by providing that an "interested stockholder", defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder', (b) the stockholder, in a single transaction in which he became an "interested stockholder", acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

         Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection.

         Dissenters' Rights. Under Colorado laws shareholders may dissent from, and demand cash payment of the fair value of their shares in respect of, (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution. Vertica Colorado shareholders are not entitled to dissent from the Reincorporation form Colorado to Delaware.

         Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Stockholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances, if stockholders are required under the merger or. consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash, in lieu of fractional shares, or any combination of the foregoing.

Defenses Against Hostile Takeovers

         Vertica Delaware Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of Vertica Delaware's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of Vertica Delaware's stockholders. If the Board of Directors of Vertica Delaware determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Officers and Directors

         Upon the Effective Date the present officers and directors of Vertica Colorado will continue to be the officers and directors of Vertica Delaware. This will result in the following persons serving in the following capacities until the first annual meeting and until their respective successors are elected and qualified:

                  NAME                      AGE               POSITION
                  William F. Mason          54                President, Chief
                                                              Executive Officer,
                                                              Chief Financial
                                                              Officer and
                                                              Director
                  Timothy S. Novak          41                Director
                  R. Paul Gray              40                Director

            William F. Mason has served as our President, Chief Executive Officer, Chief Financial Officer, and a director since October 2001. In 1998, Mr. Mason formed W.F. Mason and Associates, Inc., a consulting firm with an emphasis on industrial, chemical, agricultural and transportation companies, and continues to serve as its President and Chief Executive Officer. Prior to 1998, Mr. Mason served as the President and Chief Executive Officer for Bolidean Intertrade Inc. (later called Intertrade Holdings Inc.), an industrial, chemical, agricultural, manufacturing, marketing and trading company.

            Timothy S. Novak is Director. Mr. Novak is also currently Chairman of the Board and Chief Executive Officer of Power3 Medical Products, Inc. Mr. Novak has 18 years of experience in business and his duties for the Company include operations, public relations and business development. Between March 2002 and May 2002 he was Executive Vice President of Reli-Communications for development of the Florida region. Mr. Novak was a founding member of Core Concepts, LLC in June of 2002. From the time of its formation in April 2001 until its merger with the Company, Mr. Novak was a Director, President and Chief Operating Officer and owner of 27.18% of C5 Health, Inc. From January 2000 to February 2001, he worked as an Administrator for Corcoran Easterling and Doyle - Vallery, P.A., in the development of a private physician's medical practice in Sarasota, Florida. From September 1998 to December 1999, Mr. Novak served as Regional Vice President for Women's Health Partners, Inc, a 100 member OB/GYN specific management services organization at which he orchestrated all aspects of physician practice operations, new ancillary service development and financial reporting. Prior to that period, Mr. Novak was engaged in independent consulting in the areas of healthcare partnering and strategic planning. He served as Director of Professional Relations with The Physicians, Inc., a 1,000-member independent physician association; owning and operating a financial programming company as a registered representative and as an independent agent developing, selling and servicing comprehensive financial plans. Mr. Novak is a Certified Medical Practice Executive through the American College of Medical Practice Executives and is a member of the Medical Group Management Association. He received his Bachelor of Science degree in 1985 from Bowling Green State University and his Masters in Science in General Administration in 1998 from Central Michigan University.

            R. Paul Gray is Director. Mr. Gray is also currently Director, Chief Financial Officer, Secretary and Treasurer of Power3 Medical Products, Inc. Mr. Gray was appointed Chief Financial Officer from the acting role on August 12, 2002. Mr. Gray has more than 16 years of experience in Big Four accounting and consulting with large firms serving and consulting with many public and private companies. Mr. Gray's duties for the Company include assisting in the accounting functions and compliance related activities. From June 2002 to the present, Mr. Gray has served as a founding member of Core Concepts, LLC, a provider of strategic consulting to public and private growth companies, for which he allocates approximately 10% of his professional time. The balance of his profession time is devoted to his position with the Company. From June 2001 to the present, Mr. Gray has been a Director - for C5 of which he owned 18.09% individually and beneficially at the time of the merger. From August 2001 to May 2002, Mr. Gray had been a Director and Chief Financial Officer of Reli-Communications, of which he owned 20% at the time of his resignation. Mr. Gray served as a Director, Executive Vice Present and Chief Financial Officer of Millennium from August 1999 until 2001 when the assets were sold to various companies. From 1985 to 1999, Mr. Gray practiced as a CPA for several large accounting firms including KPMG and Ernst andamp; Young. Mr. Gray received his Bachelor of Science degree in accounting in 1985 from West Virginia University.

Federal Income Tax Consequences of the Reincorporation

         Vertica Colorado believes that for federal income tax purposes no gain or loss will be recognized by Vertica Colorado, Vertica Delaware or the shareholders of Vertica Colorado who receive Vertica Delaware common stock or Delaware Preferred Stock for their Vertica Colorado common stock or Company Preferred Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Vertica Delaware common stock or Delaware Preferred Stock received by a shareholder of Vertica Colorado as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Vertica Colorado common stock or Company Preferred Stock converted into such shares of Vertica Delaware common stock or Delaware Preferred Stock. A shareholder who holds Vertica Colorado common stock or Company Preferred Stock will include in his holding period for the Vertica Delaware common stock or Delaware Preferred Stock that he receives as a result of the Reincorporation his holding period for Vertica Colorado Common Stock or Company Preferred Stock converted into such Vertica Delaware common stock or Delaware Preferred Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                 2004 Directors, Officers and Consultants Stock
                   Option, Stock Warrant and Stock Award Plan

         The Board of Directors of Vertica Colorado has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Vertica Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan. The purpose of the Plan is to maintain the ability of Vertica Delaware and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of Vertica Delaware and its subsidiaries. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

         The purpose of the 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Vertica Software, Inc., a Colorado corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, no par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section
7. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

         The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

Stock Reserved for the Plan

         Subject to adjustment as provided in Section 5(d)(xiii) hereof, the aggregate number of shares that may be optioned, subject to conversion or issued under the Plan is 10,000,000 shares of Common Stock, warrants, options, preferred stock or any combination thereof. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

         Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

Eligibility

         The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

         (a) In lieu of cash bonuses otherwise payable under Vertica Colorado's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.


         (b) In lieu of salaries and fees otherwise payable by Vertica Colorado to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2004, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

         The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor Vertica Colorado shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

         The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor Vertica Colorado shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following Vertica Colorado's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with Vertica Colorado for a reason other than "for cause."

Grant of Convertible Preferred Stock

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of Vertica Colorado, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  (ii) The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement. As promptly as practicable, Vertica Colorado shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of Vertica Colorado shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

                  (iv) Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with Vertica Colorado and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of Vertica Colorado (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to Vertica Colorado upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with Vertica Colorado and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of Vertica Colorado (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of Vertica Colorado and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to Vertica Colorado by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and Vertica Colorado shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (v) No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

                  (vi) Except as hereinbefore expressly provided, (i) the issuance by Vertica Colorado of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Vertica Colorado convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

         The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of Vertica Colorado to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. Vertica Colorado shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which Vertica Colorado shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of Vertica Colorado.

Purchase for Investment

         Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or Vertica Colorado has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by Vertica Colorado to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

         (a) Vertica Colorado may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.


         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by Vertica Colorado or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have Vertica Colorado withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to Vertica Colorado the number of shares necessary to discharge Vertica Colorado's withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

         The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from Vertica Colorado in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

         The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

         Neither the adoption by the Board nor the submission of the Plan to the stockholders of Vertica Colorado for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

         The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of Vertica Colorado and applicable federal law.

Cashless Exercise

         The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of Vertica Colorado and shall be used for general corporate purposes.

    ---------------------------- -------------------------- -------------------------- --------------------------
                                                                                         Number of securities
                                                                                        remaining available for
                                                                                         future issuance under
                                  Number of securities to      Weighted-average of        equity compensation
                                  be issued upon exercise       exercise price of          plans (excluding
                                  of outstanding options,     outstanding options,      securities reflected in
           Plan Category            warrants and rights        warrants and rights            column (a))
    ---------------------------- -------------------------- -------------------------- --------------------------
                                            (a) (b) (c)
    ---------------------------- -------------------------- -------------------------- --------------------------
    2004 Directors, Officers
    and Consultants Stock               10,000,000
    Option, Stock Warrant and
    Stock Award Plan
    ---------------------------- -------------------------- -------------------------- --------------------------

Federal Income Tax Consequences of the Reincorporation

         The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, Vertica or the shareholders of the Company who receive Vertica Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Vertica Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into each such Vertica Share. A shareholder who holds Company Common Stock will include in his holding period for the Vertica Common Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such Vertica Common Stock.

         The receipt of cash for any fractional Vertica Shares or pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company Common Stock will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A shareholder who receives cash in lieu of fractional shares or in exercise of dissenters rights will recognize gain of loss measured by the differences between the cash so received and such shareholder's adjusted tax basis in the shares of the Company Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company Common Stock are capital assets in the hands of such shareholders, and will be long-term capital gain or loss if such shareholder has held shares for more than six months.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


               MARKET FOR THE VERTICA SOFTWARE, INC. COMMON STOCK

         The Vertica Colorado common stock or Vertica Colorado Preferred Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since February 10, 1999 The last known bid price was $.028 and the last known ask price was $.032 as of January 28, 2004. The following table sets forth the high and low bid price of the Vertica Colorado common stock or Vertica Colorado Preferred Stock for the period indicated.

                                    FISCAL 2003                                    FISCAL 2004 to date
                                    -----------                                    -------------------
                             Bid                   AsKed                       Bid                    Asked
                        Low         High        Low         High         Low         High         Low         High
First quarter           .02         .06         .024        .075         .016        .028         .022        .032
Second quarter         .011         .025        .014        .033
Third quarter          .012         .021        .013        .022
Fourth quarter          .01         .033        .013        .036

                                  MISCELLANEOUS

         Vertica Colorado requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Vertica Colorado common stock or Vertica Colorado Preferred Stock and Vertica Colorado will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from Vertica Colorado's transfer agent, Corporate Stock Transfer, Inc., 3900 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.


                                 EXHIBITS INDEX


         A.       AGREEMENT AND PLAN OF MERGER


         B.       RESTATED DELAWARE CERTIFICATE OF INCORPORATION


         C. 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan


         D.       ANNUAL REPORT ON FORM 10-KSB FILED April 15, 2003



ENCLOSURE: Letter of Transmittal




                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                             VERTICA SOFTWARE, INC.
                            (A COLORADO CORPORATION)

                                  WITH AND INTO

                             Vertica Software, Inc.
                            (A DELAWARE CORPORATION)

         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of February 13, 2004 between VERTICA SOFTWARE, INC., a Colorado corporation ("Vertica Colorado"), and, Vertica Software, Inc., a Delaware corporation ("Vertica Delaware").

                                 R E C I T A L S

         WHEREAS, Vertica Colorado is a corporation duly organized and existing under the laws of the State of Colorado;

         WHEREAS, Vertica Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of Vertica Colorado and Vertica Delaware deem it desirable to merge Vertica Colorado with and into Vertica Delaware so that Vertica Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Colorado Revised Statutes (the "CRS"), Vertica Colorado will merge with and into Vertica Delaware, the separate corporate existence of Vertica Colorado shall cease, and Vertica Delaware shall be the surviving corporation. Vertica Delaware is hereinafter sometimes referred to as the "Surviving Corporation."


         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) Vertica Software, Inc., a corporation organized under and governed by the laws of the State of Colorado with an address at 106 East Sixth Street, Suite 900, Austin, TX 78701; and

                  (b) Vertica Software, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 106 East Sixth Street, Suite 900, Austin, TX 78701.

         1.3 Surviving Corporation. Vertica Delaware, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of Vertica Delaware as the Surviving Corporation shall be 106 East Sixth Street, Suite 900, Austin, TX 78701.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:


                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Vertica Colorado by the board of directors of Vertica Colorado and approved by a majority voting power of Vertica Colorado, in accordance with the requirements of the DGCL and the CRS;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of Vertica Delaware in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of Vertica Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of Vertica Delaware shall have been issued prior to the adoption by the board of directors of Vertica Delaware of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Colorado; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the CRS. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of Vertica Colorado shall vest in Vertica Delaware, as the Surviving Corporation, and all debts, liabilities and duties of Vertica Colorado shall become the debts, liabilities and duties of Vertica Delaware, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.

                  (a) From and after the Effective Date, the Certificate of Incorporation of Vertica Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of Vertica Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of Vertica Delaware serving as directors or officers of Vertica Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.


                                   ARTICLE II
                              CONVERSION OF SHARES

         2.1 Conversion of Capital Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Vertica Colorado, each share of common stock of Vertica Colorado, par value $0.001 per share ("Vertica Colorado common stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Vertica Delaware common stock"). Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Vertica Colorado, (i) each certificate which, immediately prior to the Effective Date represented a share or shares of Vertica Colorado common stock shall represent the number of shares of Vertica Delaware common stock, as specified in this paragraph 2.1, and (ii) each certificate which, immediately prior to the Effective Date, represented a share or shares of Vertica Colorado preferred stock shall represent the number of shares of Vertica Delaware common stock or preferred stock as specified in the designation of such shares of Vertica Colorado preferred stock.

         2.2 Vertica Delaware common stock. Upon the Effective Date, each share of Vertica Delaware common stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or Vertica Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Vertica Delaware common stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      Vertica Colorado Employee Plans and Options.

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Vertica Colorado common stock, except Vertica Colorado Preferred Stock, shall become an option or right to purchase or a security convertible into Vertica Delaware common stock on the basis of one share of Vertica Delaware common stock for each 40 shares of Vertica Colorado common stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Vertica Colorado option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of Vertica Colorado, par value $0.001 per share.

                  (b) A number of shares of Vertica Delaware common stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Vertica Colorado common stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of Vertica Colorado. Vertica Colorado hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of Vertica Colorado in accordance with the CRS, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of Vertica Delaware. Vertica Delaware hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of Vertica Delaware, the approval of the board of directors of Vertica Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV
                                   TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either Vertica Colorado or Vertica Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of Vertica Colorado.

                                    ARTICLE V
                               FURTHER ASSURANCES

         5.1 Further Assurances as to Vertica Colorado. From time to time, as and when required by Vertica Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Vertica Colorado such deeds and other instruments, and there shall be taken or caused to be taken by Vertica Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Vertica Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Vertica Colorado and otherwise to carry out the purposes of this Agreement, the officers and directors of Vertica Delaware are fully authorized in the name and on behalf of Vertica Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of Vertica Colorado and Vertica Delaware.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The address of its registered office in the State of Delaware is Inc. Plan (USA) at Trolley Square, Suite 26C, in the City of Wilmington, State of Delaware 19806. The name of its registered agent at such address is Inc. Plan (USA).

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Vertica Software, Inc. at 106 East Sixth Street, Suite 900, Austin, TX 78701, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the CRS.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

Vertica Software, Inc.
(a Colorado corporation)


By:
   -----------------------------------------
      William F. Mason, Chief Executive Officer


VERTICA SOFTWARE, Inc.
(a Delaware corporation)


By:
   -----------------------------------------
      William F. Mason, Chief Executive Officer



                                    EXHIBIT B


-------------------------------------------------------------------------------

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             VERTICA SOFTWARE, INC.

-------------------------------------------------------------------------------

         I. The present name of the Corporation is Vertica Software, Inc. (the "Corporation"). The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 23, 2003.

         II. This Restated Certificate of Incorporation restates and amends the Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on December 23, 2003, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law, and was approved by written consent of the stockholders of the Corporation given in accordance with the provisions of Section 228 of the General Corporation Law, prompt notice of such action will be given to those stockholders who did not consent in writing.

         III. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:


                                    ARTICLE I
                                      Name

_________The name of the Corporation is Vertica Software, Inc. (herein the "Corporation"). The Board of Directors of the Corporation shall have the authority to change the name of the Corporation at any time and form time to time to any name or names selected by the Board of Directors without any action by the shareholders.


                                   ARTICLE II
                           Registered Office and Agent

_________The address of its registered office in the State of Delaware is Inc. Plan (USA) at Trolley Square, Suite 26C, in the City of Wilmington, State of Delaware 19806. The name of its registered agent at such address is Inc. Plan
(USA).


                                   ARTICLE III
                                     Powers

_________The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV
                                      Term

_________The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  Capital Stock

_________The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 120,000,000 of which 100,000,000 are to be shares of common stock, $.001 par value per share, and of which 20,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and may be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

_________A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

_________A. Common Stock. Except as provided in this Certificate, the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

_________Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

_________In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

_________Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

_________B. Serial Preferred Stock. Except as provided in this Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

_________         (1)      the distinctive serial designation and the number of
 shares constituting such series;

                  (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

_________         (3)      the voting powers, full or limited, if any, of the
shares of such series;

                  (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

                  (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                  (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

                  (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

_________Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

                                   ARTICLE VI
                                 Indemnification

_________Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE VII
                       Limitations on Directors' Liability

_________A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

_________Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by William F. Mason, its President, and acknowledged by him as Secretary, on this 13th day of February, 2004.



------------------------------------------
  William F. Mason, President



------------------------------------------
  William F. Mason, Secretary





                                    EXHIBIT C

                             Vertica Software, Inc.
                    2004 DIRECTORS, OFFICERS AND CONSULTANTS
                STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of the 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Vertica Software, Inc., a Colorado corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, no par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section
7. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

         (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

         (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

         (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 5(d)(xiii) hereof, the aggregate number of shares that may be optioned, subject to conversion or issued under the Plan is 10,000,000 shares of Common Stock, warrants, options, preferred stock or any combination thereof. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

         Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS OR WARRANTS.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof,
(iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Colorado, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

         (c) Limitation on Incentive Stock Options and Warrants. The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $3,000,000.

         (d) Terms and Conditions. Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Option or Warrant Period. The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

                  (ii) Option or Warrant Price. The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.


                  (iii) Exercise Period. The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

                  (iv) Procedure for Exercise. Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).


                  (v) Termination of Employment. If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

                  (vi) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vii) Assignability. An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

                  (viii) Incentive Stock Options. Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

                  (ix) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted stock may be in addition to
                  or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted Stock shall become free of the
                  foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).


                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2004, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause
         (d) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of Common Stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option or warrant is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option or warrant.

                  (xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

SECTION 6.  RELINQUISHMENT OF OPTIONS OR WARRANTS.

         (a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

                  (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

                           (A) The written notice of exercise of such right of
                  relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

                           (B) The number of shares of Common Stock, if any,
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing
                  (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

                           (C) For the purpose of this clause (C), "Appreciated
                  Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

                  (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with
         Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

                  (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

                  (iv) That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and
         (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of
Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         (c) The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of Common Stock.

         (d) Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

         (e) Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

         (f) No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

SECTION 7.  GRANT OF CONVERTIBLE PREFERRED STOCK.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Terms and Conditions. Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Conversion Ratio. The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

         At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).


                  (ii) Conversion Period. The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Procedure for Conversion. Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).


                  (iv) Termination of Employment. If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

                  (v) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vi) Assignability. Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

                  (vii) Restricted Stock Awards. Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).


                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2004, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause
         (b)(iii) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of Common Stock upon conversion of such preferred stock, in lieu of the number of shares of Common Stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

                  (xiv) Acceleration of Conversion of Preferred Stock. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

SECTION 10. PURCHASE FOR INVESTMENT. Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11.  TAXES.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

                                       END





                                    EXHIBIT D


SEC 2337 Potential persons who are to respond to the collection of information (3-02) contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2002

                             VERTICA SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

                                   000-28813
                            (Commission File Number)

                                   93-1192725
                      (I.R.S. Employer Identification Number)

                        106 EAST SIXTH STREET, SUITE 900
                              AUSTIN, TEXAS 78701
          (Address of Principal Executive Offices, including Zip Code)

                                 (512) 322-3900

                (Issuer's Telephone Number, Including Area Code)

     Securities registered pursuant to Section 12 (b) of the Act: None.

          Securities registered pursuant to Section 12 (g) of the Act:

                        COMMON STOCK, $0.0001 PAR VALUE

Check whether the Issuer filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Company was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [_] No

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Company's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [_]

State Issuer's revenues for its most recent fiscal year:
December 31, 2002 - $-0-

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days: $-0-.

Issuers involved in Bankruptcy Proceedings during the past five years: Not Applicable

State the number of shares outstanding of each of the Issuer's classes of common equity, as of the latest practicable date: December 31, 2002 - 21,850,091 shares of Common Stock

Documents Incorporated By Reference

None

Transitional Small Business Issuer Format: [_]Yes [X] No







                                Table of Contents

                              Created by Disclosure

                                 Filing Sections




Document..............................................................     1
                                                                           -
Base..................................................................     1
                                                                           -
Cover Page............................................................     1
                                                                           -
Business..............................................................     3
                                                                           -
Properties............................................................    12
                                                                          --
Legal Proceedings.....................................................    12
                                                                          --
Submission to a Vote..................................................    12
                                                                          --
Market for Common Equity..............................................    12
                                                                          --
Management Discussion.................................................    14
                                                                          --
Financial Stmnts/Suppl Data...........................................    16
                                                                          --
Changes in Accounting.................................................    16
                                                                          --
Directors and Executive Officers......................................    16
                                                                          --
Executive Compensation................................................    17
                                                                          --
Security Ownership....................................................    17
                                                                          --
Related Transactions..................................................    18
                                                                          --
Exhibits and Reports..................................................    19
                                                                          --
List of Exhibits......................................................    19
                                                                          --
Signatures............................................................    20
                                                                          --
Financial Statements..................................................    20
                                                                          --
Report of Auditors....................................................    20
                                                                          --
Balance Sheet.........................................................    21
                                                                          --
Income Statement......................................................    22
                                                                          --
Shareholders Equity...................................................    23
                                                                          --
Cashflow Statement....................................................    25
                                                                          --
Financial Footnotes...................................................    26
                                                                          --


                                    Exhibits

Exhibits..............................................................    40
                                                                          --
Consents : Experts/Counsel............................................    40
                                                                          --

                                     PART I

Item 1. Description of Business.

Organization and General History

In April 1997, Perfection Development Corporation was incorporated under the laws of Colorado. We were originally formed for the purpose of developing and constructing real estate properties. On September 29, 1998, we acquired all the outstanding capital stock of Vertica Software, Inc., a California corporation ("Vertica California"). At the time of the acquisition, we were inactive and had no significant assets. Vertica California was in the business of developing Internet software products serving the hazardous materials and hazardous waste industries. We have continued this business since the acquisition. On December 31, 1998, Vertica California, which we then held as a subsidiary, merged with and into us. We became the surviving corporation in the merger and the separate corporate existence of Vertica California ceased. Concurrently with the merger, we changed our name to Vertica Software, Inc. Our stock trades on the NASD OTC Bulletin Board under the symbol "VERI". Our headquarters are located in Austin, Texas.

We are a development-stage company that is developing Internet software products intended to serve industries that are impacted by government regulation of hazardous materials and hazardous wastes and other environmental laws and regulations. We are developing software products designed to provide information about environmental regulations and a software management system to assist companies with their environmental regulation compliance and related activities for common industrial applications. We have developed and may continue to develop software products within a software management system called " iComply". These products reside in our website called Hazweb.com, which was previously called Vertica.com.

The iComply products currently include: Communicator (which is designed to manage efficiently a facility's environmental reporting, emergency response, and crisis communication before, during, and after an emergency incident); Inventory (which is designed to streamline hazardous chemical and waste inventory tracking and assists in the management of hazardous materials and wastes); Transporter (which is designed to automate the shipping, labeling, transporting compliance and invoicing of hazardous materials and wastes).

Hazweb.com includes the Marketplace (which offers e-commerce business solutions that streamline the sales process and allow hazardous materials marketers to operate more efficiently).

All trademarks and trade names appearing in this document are the property of their respective holders.

CURRENT STATUS OF DEVELOPMENT

As stated earlier, we completed the development of three products included in the iComply system, and all three products have been used at Olympian, the largest independent oil marketer in California. It is our current plan, providing we obtain the necessary funding, to sell these products in the marketplace, which includes the oil and gas, petro-chemical, transportation, industrial and agricultural chemical industries. We currently estimate that we will need approximately $500,000 in funds, in order to satisfy our estimated cash requirements over the next twelve months. We cannot assure you, however, that we will receive the necessary financing.

As a development-stage Company, we have cumulatively, since inception, had revenues totaling $57,887. Our expenses to date have been incurred in connection with the development of the software products and the Hazweb .com (formerly called Vertica.com) web site and other marketing, sales and administrative expenses. We have formalized our pricing models, and have designed a licensing agreement which we intend our customers to execute.

Industry Overview

Companies that transport, store, or handle hazardous materials are required by federal, state and local laws to meet current regulations. These regulations require training of personnel, proper handling and storing of hazardous materials, filing of appropriate government forms, production of required shipping papers and labeling and placarding of hazardous materials. These government regulations are complex and difficult to interpret and are updated and revised from time to time. Failure to comply with current environmental regulations can result in significant criminal and civil penalties, including fines, damages and injunctions.
See "Government Regulations."

The growth of the environmental regulation compliance market is driven primarily by the maintenance and expansion of environmental regulations in the United States, including federal, state and local regulatory schemes. We believe that continued public pressure for environmental protection in the United States will likely result in continued and increased environmental regulation of many industries.

We believe our products can serve companies in the following industries and the following government agencies:

Transportation, including railroad, highway, marine and air;

Manufacturing, including petroleum refining and related industries, chemical and allied products, rubber and miscellaneous plastics, primary metal industries, fabricated metal products, industrial and commercial machinery, electronic, electrical equipment and components, transportation equipment, measuring and analyzing and controlling instruments, and other manufacturing industries;

Engineering and research services, including petroleum, chemical, industrial, sanitary, biological, non-commercial biological and testing laboratories;

Utilities, including electric, gas and sanitary;

Other industries, including mining, agricultural, construction, insurance, industry wholesale trade, training agencies and industry consulting agencies; and

Government agencies, including the Environmental Protection Agency, the Department of Transportation and the Occupational Health and Safety Administration.

We cannot assure you, however, that we will be able to successfully market our products to participants in these potential markets.

                              The Vertica Solution

We believe that many companies hire consultants to insure environmental compliance and that other companies spend substantial amounts to hire in-house information technology groups to design and maintain environmental compliance systems. We believe we offer a solution based on a combination of a Web browser and Microsoft SQL Servers, and bring together a software management system with an on-line community. This solution allows our software products and Internet web site, discussed below, to function in concert.

We have designed our environmental software management system, iComply, to assist our customers by reducing the time and costs required by consultants, internal information technology and environmental management staff for regulatory compliance with environmental regulations. Our products would not, however, provide any check for compliance with applicable regulations of a customer's internal systems.

We have also designed the Internet web site, Hazweb.com (formerly called Vertica.com) as an environmental web portal serving the hazardous materials and hazardous waste industries. Hazweb.com contains extensive and continuously updated information relating to current environmental regulations, and enables clients and vendors in the hazardous materials industry to interact on-line. The iComply products reside within Hazweb.com.

We believe that our customers will be able to use our systems to reduce the labor time and resources needed to comply with hazardous waste and environmental regulations. A customer is asked by the software to respond to a list of relevant questions, the responses are linked to forms and other documentation used for reporting and compliance purposes. We call these lists of questions and links "wizards." The data accumulated in the modules can be retrieved for a variety of purposes through the software, thus enabling the user to reduce the amount of manual calculations, hard paper information gathering and storage and other clerical functions needed to complete required reports and notices.

Our Strategy

We derive revenues from three diversified products and services:

Licensing of iComply products, transaction fees for filing activities, and e-commerce marketplace transaction fees on the Hazweb.com web site. We believe that our pricing for the licensing and training are lower than the costs a customer would incur in developing an in-house system due to the distribution of our costs of development and maintenance across our entire client base. We also believe that iComply modules will attract clients by lowering their capital and labor costs associated with environmental compliance. Some activities, such as plain text searches of government regulations, are offered for free, in order to generate initial traffic to our web site. Finally, we have set our transaction fees on Hazweb.com at the then current market rates for such fees.

We believe that our Hazweb.com web site will be a hub for a client's environmental compliance transaction activity, as well as the entry point for research queries into our proposed database. We believe that eventually a steady traffic flow through our site will result in vendors connecting with clients in these industries.

Products and Services

iComply. On February 1, 2000, we released two products, the iComply Communicator and Inventory modules. On July 17, 2000, we released the iComply Transporter, and in the first quarter of 2001, we released the Hazweb e-commerce marketplace platform. Over the next twelve months, the Company's primary commitment is to market and sell its existing products.

iComply Features

We have designed our iComply software products, comprised of separate Internet accessible software modules as described below, to assist clients in industries subject to environment and hazardous materials and hazardous waste regulations in environmental compliance, reduce regulatory paper trails and streamline the administrative efforts associated with hazardous materials and hazardous waste management and crisis communications, thus reducing costs to those industries.

iComply Products:

                                    Inventory

The Inventory module, as part of each of the other iComply products discussed below, provides assistance to customers and data to other iComply products by managing chemical and waste information for each customer site. The module is designed to link material safety data sheets ("MSDS") and waste profile information directly to a customer's facility inventory. The module provides customers with a site map feature and the capability to track inventory down to the individual building level. A customer will be able to use the inventory and regulated chemical lists to facilitate chemical control, emergency compliance and environmental reporting. Inventory can be updated manually by the customer or automatically by iComply products as a customers products are received, manufactured, transported or released. The Inventory module is complete and has been used by Olympian, which is the largest independent oil marketer in California.

                                  Communicator

The Communicator is designed to manage a facility's hazardous materials, emergency compliance, crisis communications and environmental reporting information. The product includes hazardous materials plan builders, compliance wizards and automated document submission. Electronic forms and checklists are designed to streamline response efforts and minimize reporting errors. The Communicator module is also designed to facilitate internal as well as external communications, allowing continuous control of a customer's facility public image. This module also supports compliance with EPCRA (Emergency Planning and Community Right to Know) and related environmental regulations. The Communicator was released on February 1, 2000.

                                   Transporter

The Transporter is designed to serve the hazardous materials and waste transportation needs of a customer. The product includes automated Department of Transportation registration form, bill of lading and waste manifest software "wizards," document tracking and incident and exception report capability. The module automatically updates chemical and waste inventories, allows access to material information and provides labeling and placard information essential to the shipment of hazardous materials. This product supports compliance with Department of Transportation regulations. The Transporter was released on July 17, 2000.

                                    Processor

The Processor will be designed to serve each iComply customer site's production floor process mapping, inventory, hazardous materials and waste stream needs. It will support compliance with TSCA (Toxic Substance Control Act)and related regulations. The development and first release of this product depends upon us generating revenue on our existing completed products.

                                     HazOSHA

The HazOSHA product will be designed to serve each iComply customer site's hazardous materials employee safety policies, procedures and training needs, including on-line training. This module will support compliance with hazardous materials related sections of 29 CFR OSHA (Code of Federal Regulations for Occupational Safety and Health Administration). The development and first release of this product depends upon us generating revenue on our existing completed products.

                                    Permitter

The Permitter product will be designed to serve each iComply customer site's permit monitoring and compliance needs, and will include air, liquid discharge and hazardous waste permit application software "wizards." This module will support compliance with CAA (Clean Air Act), EPA (Environmental Protection Agency), RCRA (Resource Conservation and Recovery Act), CWA (Clean Water Act), AQMD (Air Quality Management District) and related regulations. Programming of permit processors for this product has suspended, and the completion and first release of this product depends upon us generating revenue on our existing completed products.

                                   Hazweb.com

Hazweb.com (which was called Vertica.com) is our web site that has been designed to provide updated information on environmental regulations and serve as an e-commerce web portal in which vendors and clients in the hazardous materials industry will be able to buy and sell products and services. The iComply products reside within Hazweb.com. The features of this system are:

News and Analysis: It is intended that Hazweb.com provides current industry news for the hazardous materials community, including stories from business, government, energy, environment and finance. Our web site features informational articles written by experts in the hazardous materials industry and offers an internet posting site for industry related press releases and publications.

Marketplace: Hazweb Marketplace offers an industry-specific marketplace for the purchase, sale and exchange of hazardous materials-related goods and services. It includes a customizable directory of industry products and services, and features tools for online price management and customer notification. Marketplace includes customer-specific quotes and order processing services that are interfaced with the iComply Inventory and Transporter products, thereby providing an integrated e-commerce and hazardous materials management system.

Hazinfo: We believe that Hazweb.com serves the multifaceted information needs of the hazardous materials and the hazardous waste communities. It features industry-specific glossaries, a public contacts database, codified regulations, on-line MSDS access, discussion groups, event calendars and an industry-related resume posting and career center.

                               Sales and Marketing

We use marketing tools including focus groups, public relations, direct mail, channel distributions, advertisement and telemarketing. Based on the evolving markets for each product line, we will modify the marketing program to utilize all appropriate marketing resources. In general, the marketing for each product line follows the following format:

1. Introductory product announcements, public relations and media coverage;

2. Promotion via trade shows, conferences and the Internet;

3. Direct sales using our sales personnel;

4. Expansion of sales channels through distributors and business partnerships;

5. Ongoing advertising through targeted media and the Internet;

6. Product demonstration and information at Hazweb.com (web-site), www.Hazweb.com.

We also promote our product lines and web site through affiliates, individual seminars, trade shows, and in trade publications. Direct sales using our subject-expert sales personnel is also a high priority, including direct calls to our customers. In addition, we seek marketing and distribution partnerships with other firms that stand to benefit from bringing our target industries on-line. This could include such partners in the on-line infrastructure field such as computer network equipment manufacturers, software database providers and other business solutions providers. Additionally, we promote Hazweb.com's ability to provide data for research and crisis preparedness, make available information that helps companies dealing with the hazardous materials and hazardous wastes industries' fragmented environment and "information overload ," and to minimize the paperwork associated with hazardous materials and hazardous waste regulatory compliance.

We intend to develop marketing relationships with the following organizations:

                         California Trucking Association

                          American Petroleum Institute

                   Petroleum Marketers Association of America

                      Western States Petroleum Association

                        American Electronics Association

Other associations and marketing companies

Competition

While we are not aware of any other company that currently offers a suite of software products similar to our proposed products, several environmental management firms, with substantially greater financial and marketing resources than Vertica, have existing products and services that compete with one or more of our iComply modules, as described below. In addition, several firms have established their own Internet web sites that may compete with our Hazweb.com web site and e-commerce services.

For example, VerticalSuites, a subsidiary of Levine-Fricke, offers an environmental management system based on SAP, a database software application system that performs logistics, finance, sales, human resources and related business functions. Amoco Corporation offers a system based on Lotus Domino, an integrated messaging and applications software platform. While these competing systems will appeal to companies that already use the SAP or Domino applications, the SAP and Domino applications are based on an in-house or intra-company paradigm. We believe, however, that our system permits the integration of regulatory compliance work flow among suppliers, carriers, receivers and governmental agencies, all of which input or receive data regarding hazardous materials activities.

One central aspect of our iComply Transporter product is producing hazardous materials shipping papers that are filed with the Environmental Protection Agency. We have approached the California EPA to accept electronic filing of these papers and we believe that Sterling Software has a similar initiative in Illinois based on their electronic data interchange, or EDI, technology. Industrial facilities rely on CAD/CAM software that includes process models. Process models typically track raw materials through the initial production process to shipment of the product. These models can be extended to serve environmental process applications, and in these situations these "in-house" models may compete with our proposed iComply Process module. Most industrial facilities rely on a variety of consultants and training classes to comply with OSHA regulations and such services will compete with the services to be offered by our proposed iComply HazOSHA module. Similarly, most industrial companies rely on environmental consulting firms to prepare and obtain permits and such firms will, therefore, offer services in competition with the services offered by our proposed iComply Permitter product.

We also face competition in connection with our Internet web site. For example, Verticalnet is an existing web portal with an environmental community that offers environmental industry news and electronic commerce, but does not provide the additional resources, including a glossary, access to regulations, industry contacts or MSDS repositories, or the software applications that our Hazweb.com web site will provide. While other Internet sites provide similar resources for free, our site offers them in combination with industry news and environmental management applications. Also, the Environmental Protection Agency itself offers an assortment of on-line access to regulations and form completion software, but the software is not integrated with the customer's environmental information database and the applications are maintained at the customer's site, away from access to the regulations. In addition, there are several sites that offer extensive MSDS repositories, however, our Hazweb.com MSDS repository is linked to our customer's chemical inventory, which facilitates access to MSDS data used for a customer's regulatory compliance calculations, emergency planning, hazardous materials shipping papers, and employee hazard communication.

Patent and Intellectual Property Rights

We have filed a patent application on the integrated environmental management system, with the on-line community. We have also filed a trade name application for our "Hazweb" name.

Employees

As of December 31, 2002, we had no full-time compensated employees and no part-time compensated employees.

Government Regulations

We offer software products and services through our Internet web site that assists customers to comply with a variety of federal and state environmental statutes and administrative regulations. Consequently, our business will be affected to a substantial degree by the existing and future government regulatory environment. While not anticipated, our business would be adversely affected to the extent regulatory requirements are reduced or eliminated, thereby reducing the demand for our products and services.

We provide a searchable text database of published federal regulations and electronic links to the federal regulations and each of the state's environmental regulatory database, therefore, our customers have access to environmental statutes and regulations regarding environmental reporting and compliance requirements. We do not believe that products and services we offer are subject to governmental agency approval, however, we do have to comply with regulations regarding the submission of reports and data electronically to governmental agencies.

RISK FACTORS

OUR BUSINESS AND RESULTS OF OPERATIONS COULD BE SERIOUSLY HARMED BY ANY OF THE FOLLOWING RISKS. THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE DUE TO ANY OF THESE RISKS, AND YOU MAY LOSE ALL OR PART OF YOUR INVESTMENT:

We are a development-stage company that, as of December 31, 2002, had cumulative revenues since inception of $57,887;

We were formed in 1996 and have been a development stage company that has had very little in revenues to date. Our revenue model is evolving and we have one customer to date. Additional potential customers have only been evaluating our products;

We will encounter risks and difficulties frequently encountered by development-stage companies in new and rapidly evolving markets. Many of these risks are described in more detail in this section. We may not successfully address any of these risks. If we do not successfully address these risks, our business would be seriously harmed;

                             WE HAVE NEW MANAGEMENT

The Company is under new management as of October 22, 2001. Although the new management has significant business experience, our ability to effectively execute our business strategy depends in large part on our new management's ability to become acclimated to the Company's infrastructure and particular business issues. If the new management is unable to do so, our business and results of operations may be materially and adversely affected.

WE ARE IN THE PROCESS OF DEVELOPING A SALES AND MARKETING FORCE, BUT IF WE ARE UNABLE TO EFFECTIVELY DEVELOP ADEQUATE SALES AND MARKETING CAPABILITIES, WE MAY BE UNSUCCESSFUL IN ADEQUATELY COMMERCIALIZING OUR PRODUCTS AND SERVICES.

Fully developing a sales and marketing force is expensive and time-consuming and could delay additional sales of our products and services. If we are unable to establish our sales and marketing capability, we may fail to realize our full sales potential.

  WE ANTICIPATE WE WILL INCUR CONTINUED LOSSES FOR THE FORESEEABLE FUTURE.

We expect to incur significant losses for the foreseeable future. As of December 31, 2002, we generated cumulative revenues of $57,887 and have not been profitable. While we intend to market our products and services, sales may not occur. We may never be profitable or, if we become profitable, we may be unable to sustain profitability.

The anticipated losses may result from our plan to increase our operating expenses in order to:

Maintain our Hazweb.com web site and iComply products and developing additional iComply products;

Increase our sales and marketing operations;

Broaden our customer support and software capabilities; and

Pursue strategic marketing and distribution alliances.

Continued losses may result in our inability to further develop and market our products, which is important to our plan to generate and grow our revenues.

 WE MAY HAVE DIFFICULTY OBTAINING FUTURE FUNDING SOURCES, IF NEEDED, AND WE MIGHT HAVE TO ACCEPT TERMS THAT WOULD ADVERSELY AFFECT SHAREHOLDERS.

We will need to raise funds from additional financing. We have no commitments for any financing and any financing commitments may result in dilution to our existing stockholders. We may have difficulty obtaining additional funding, and we may have to accept terms that would adversely affect our stockholders. For example, the terms of any future financings may impose restrictions on our right to declare dividends or on the manner in which we conduct our business. Also, lending institutions or private investors may impose restrictions on a future decision by us to make capital expenditures, acquisitions or significant asset sales. We may not be able to locate additional funding sources at all.

If we cannot raise funds on acceptable terms, when needed, we may not be able to enhance our services to customers, launch new products, grow our business or respond to competitive pressures or unanticipated requirements, which could seriously harm our business.

WE MAY NOT BE ABLE TO COMPETE EFFECTIVELY WITH OTHER PROVIDERS OF HAZARDOUS MATERIALS AND ENVIRONMENTAL MANAGEMENT PRODUCTS.

We believe that the strongest potential competition does not come from traditional service groups but rather from the evolution of the Internet and the types of hazardous materials, hazardous wastes and environmental management service providers that evolution will create. As applications for hazardous materials and environmental management providers begin to proliferate and mature, we will compete with other technology companies and traditional service providers such as environmental consulting firms that seek to integrate on-line hazardous materials, hazardous waste and environmental management technologies with their traditional service mix.

Competition for Internet products and services is intense. We expect that competition will continue to intensify. Barriers to entry are minimal, and competitors can launch new web sites at a relatively low cost. We expect that additional companies will establish competing environmental management systems.

Hazardous materials and environmental management applications are in the early stages of development. As these applications evolve, however, we expect that other entrepreneurs and large, well known leaders of the hazardous materials and environmental compliance industries will create other niche environmental services that may compete with our services. These large industry leaders would have better name recognition in the markets that we target.

Several environmental consulting firms have existing products and services that compete with one or more of our iComply products. In addition, several environmental consulting firms have established their own Internet web sites that may compete with our Hazweb.com (formerly called Vertica.com) web site. These firms have substantially greater financial and marketing resources than we have.

             OUR COMMON STOCK PRICE IS LIKELY TO BE HIGHLY VOLATILE.

The market price of Vertica Software common stock is likely to be highly volatile as the stock market in general, and the market for Internet-related and technology companies in particular, has been highly volatile. Our shareholders may not be able to resell their shares of Vertica Software common stock following periods of volatility because of the market's adverse reaction to this volatility. The trading prices of many technology and Internet-related companies' stocks have reached historical lows within the past 12 months and have reflected relative valuations substantially below historical levels. We cannot assure you that our stock will trade at the same levels of other Internet stocks or that Internet stocks in general will sustain their current market prices.

Factors that could cause this volatility may include, among other things:

actual or anticipated variations in quarterly operating results;

announcements of technological innovations;

new products or services;

changes in financial estimates by securities analysts;

conditions or trends in the hazardous materials and environmental management industries, including regulatory changes;

conditions or trends in the Internet industry;

changes in the market valuations of other Internet companies;

announcements by us or our competitors of significant acquisitions, strategic partnerships or joint ventures, changes in capital commitments;

additions or departures of key personnel; and

sales of Vertica Software common stock.

Many of these factors are beyond our control. These factors may materially adversely affect the market price of our common stock, regardless of our operating performance.

Item 2. Description of Property.

We own no real property. Our executive and administrative offices are located at 106 E. Sixth Street, Suite 900, Austin, Texas. The telephone number is (512) 322-3900. The Company currently occupies office space provided by W.F. Mason and Associates, Inc., a company owned and operated by the President and CEO of the Company. There are no office lease obligations or rental costs to the Company at this time.

From January 1, 2001 through January 31, 2002, the Company's executive and administrative offices were located at 5801 Christie Avenue, Suite 390, Emeryville, California. The Company leased approximately 4,344 square feet of office space under a 60-month lease, which commenced on December 1,1999. The monthly rent for the office space was $10,694.57. The lease was terminated by the lessor on January 31, 2002.

Item 3. Legal Proceedings.

We are not a party to any material legal proceedings.

Item 4. Submission of Matters to a Vote of Security Holders.

No matters were submitted to a vote of security holders during the fourth quarter of 2002.

                                     PART II

Item 5. Market for Common Equity and Related Stockholder Matters.

Our common stock is traded on the over-the-counter market and is quoted on the NASD OTC Bulletin Board under the symbol "VERI". The following table sets forth the closing high and low bid prices of our common stock in each quarter from the inception of trading through December 31, 2002. These prices are believed to be representative inter-dealer quotations, without retail markup, markdown or commissions, and may not represent prices at which actual transactions occurred.



                                   Bid
                                   ---
    2000                    High          Low
    ----                    ----          ---

1st Quarter                $3.125       $1.03125

2nd Quarter                $3.50        $0.843

3rd Quarter                $1.625       $0.625

4th Quarter                $1.19        $0.32

    2001
    ----

1st Quarter                $0.60        $0.343

2nd Quarter                $1.02        $0.72

3rd Quarter                $0.72        $0.15

4th Quarter                $0.20        $0.07

    2002
    ----

1st Quarter                $0.23        $0.10

2nd Quarter                $0.23        $0.05

3rd Quarter                $0.12        $0.05

4th Quarter                $0.09        $0.06



The number of holders of record of our $0.0001 par value Common stock as of December 31, 2002 was approximately 600. We have never declared or paid any dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The following summarizes the equity securities sold by the Company in 2002 that were not registered under the Securities Act of 1933, as amended (the "Securities Act").

During the quarter ended March 31, 2002, the Company sold 973,334 shares for consulting services.

During the quarter ended June 30, 2002, the Company sold 1,895,835 shares for legal and consulting services.

During the six months ended December 31, 2002, the Company sold 3,050,000 shares for consulting and marketing services.

During the three months ended December 31, 2002, the Company sold 390,600 shares to former employees in lieu of compensation owed to them.

Item 6. Management's Discussion and Analysis or Plan of Operation.

Some of the statements contained in this Form 10-KSB are forward-looking statements, including but not limited to those specifically identified as such, that involve risks and uncertainties. The statements contained in this Form 10-KSB that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this Form 10-KSB are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to differ materially from those implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Important factors that may cause actual results to differ from expectations include those discussed in "Risk Factors" under Item 1 above. Additional information concerning factors that may cause actual results to differ materially from those in the forward-looking statements are in the Company's Registration Statement on form 10-SB, with amendments, for the year ended December 31, 2000 and in the Company's other filings with the Securities and Exchange Commission.

Vertica Software, Inc. is a development-stage company that is developing Internet-based software products, e-commerce marketplace, and online resources intended to serve industries that are impacted by government regulation of hazardous materials, hazardous wastes and other environmental laws and regulations. We are developing software products designed to assist companies with their environmental regulation compliance and related activities for common industrial applications.

On November 1, 2000, we released our Hazweb e-commerce marketplace platform for beta-testing. Hazweb Marketplace offers an industry-specific marketplace for the purchase, sale and exchange of hazardous materials-related goods and services. It includes a customizable directory of industry products and services, and features tools for online price management and customer notification. Marketplace includes customer-specific quotes and order processing services that are interfaced with the iComply Inventory and Transporter products, thereby providing an integrated e-commerce and hazardous materials management system.

Results of operations:

The Company realized a net loss from operations of $503,531 for the year ended December 31, 2002, compared to a realized net loss from operations of $1,398,639 for the year ended December 31, 2001. The Company has realized, since January 1, 1996 (inception) to December 31, 2002, a cumulative net loss from operations of $4,762,916. The Company had $0 in sales from operations for the year ended December 31, 2002, and cumulatively $57,887 for the period January 1, 1996 (Date of Inception) through December 31, 2002.

Plan of operation:

Loss on operations for the Company for the years ended December 31,2002 and 2001(decreased)increased (64%) and (15)%, respectively, from the prior years for the same periods. These losses are attributed to the Company's development, marketing and general expenses. The Company will, over the next 12 months, rely on additional funding through the sale of promissory notes convertible to common stock, the sale of common stock, and sales from company products.

The Company has reduced its monthly operating expenses by eliminating salaries and overhead related to the development stage of its products. The Company also moved its Application Service Provider hardware and software platform to a lower cost, higher performance computer co-location facility.

The resulting efforts has allowed the Company to focus more on marketing the products and developing strategic alliances with similar companies, and companies desiring to add Vertica's products to their business line.

Liquidity and Capital Resources:

To date, our activities have been financed primarily through the sale of our common stock and promissory notes convertible into our common stock. We currently estimate that we will need approximately $500,000 in funds, in order to satisfy our estimated cash requirements over the next twelve months. We cannot assure you however, that we will be able to raise the necessary capital to fund the next twelve months of operations.

Operating revenues are expected to be generated, but such revenues may not be substantial or in the amounts we expect. We anticipate that we will need these additional funds to implement our sales strategies, and to establish strategic alliances with other companies. We intend to raise such funds primarily through the sale of our equity or debt securities. There can be no assurance that we will be able to obtain such additional financing due to the recent downturn in the financial market, or whether the terms of such financing will be favorable to us. Failure to obtain such financing or failure to generate sufficient operating revenues from the sale of our initial products would have a material adverse effect on our business, financial condition and results of operations.

During the year ended December 31, 2002, we received funds totaling $81,185 in the form of funding from the issuance of common stock.

We are currently recasting the Company's personnel structure in order to enter the marketing phase of operations. The Company has engaged one key employee, on a consulting basis, familiar with its products to implement marketing plan. The Company plans to outsource all other technical support required.

Research and Development:

We have released the following products and modules, which are available for licensing to potential customers:

iComply Inventory module (released for licensing February 2000) iComply Communicator (released for licensing February 2000)

iComply Transporter (released for licensing July 2000) Hazweb E-Commerce Marketplace

The development of iComply Processor has been suspended until future profitability from the existing products is obtained.

While marketing these products, we will also be developing strategic alliances within our industry through target marketing opportunities and advertising. Web site maintenance expenses for the next twelve months are expected to be approximately $38,000.

Purchase of Significant Equipment:

The Company does not expect to expend any funds for the purchase of equipment over the next twelve months.

Significant Change in Number of Employees

If we are successful in obtaining additional funding, we intend to hire, during the next twelve months, one additional employee and outsource our marketing expenses which we have budgeted at $85,000.

Item 7. Financial Statements.

The consolidated financial statements of the Company are filed under this Item, beginning on Page F-1 of this Report

Item 8. Changes In and Disagreements With Accountants on Accounting and Financial Disclosure.

None.


                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance With Section 16(a) of the Exchange Act.

The following table sets forth certain information with respect to the executive officers and directors as of December 31, 2002:



NAME                        AGE     POSITIONS AND OFFICES HELD

William F. Mason            54      President, Chief Executive Officer,
                                    Chief Financial Officer and Sole Director



William F. Mason has served as our President, Chief Executive Officer, Chief Financial Officer, and a director since October 2001. In 1998, Mr. Mason formed W.F. Mason and Associates, Inc., a consulting firm with an emphasis on industrial, chemical, agricultural and transportation companies, and continues to serve as its President and Chief Executive Officer. Prior to 1998, Mr. Mason served as the President and Chief Executive Officer for Bolidean Intertrade Inc. (later called Intertrade Holdings Inc.), an industrial, chemical, agricultural, manufacturing, marketing and trading company.

Item 10. Executive Compensation.

The following table sets forth the compensation paid by Vertica Software to its officers and directors for services rendered to the company during the fiscal years ending December 31, 1999, December 31, 2000, December 31, 2001, and December 31, 2002:


                                           SUMMARY COMPENSATION TABLE

                                                                    Long Term Compensation
                                                                    ----------------------
                             Annual Compensation                       Awards            Payouts
                    ----------------------------------- -------------------------------  --------
     (a)       (b)     (c)      (d)         (e)              (f)             (g)            (h)            (i)
------------ -----  -------- -------  ----------------  ------------   ----------------  --------     ------------
  Name and                                               Restricted       Securities       LTIP         All Other
  Principal          Salary   Bonus     Other Annual        Stock         Underlying      Payouts     Compensation
  Position    Year     ($)     ($)    Compensation ($)   Award(s) ($)  Options/SARs (#)     ($)          ($)
------------ -----  -------- -------  ----------------  ------------   ----------------  --------     ------------
William F.

Mason CEO *   2001     -0-      -0-         -0-              -0-            -0-            -0-            -0-
              2002     -0-      -0-         -0-              -0-        2,478,772          -0-            -0-
------------ -----  -------- -------  ----------------  ------------   ----------------  --------     ------------
Hans          2001    62,928    -0-         -0-              -0-          166,000          -0-            -0-
Nehme,        2000   105,053    -0-         -0-              -0-          164,000          -0-            -0-
CEO **        1999   112,800    -0-         -0-              -0-          164,000          -0-            -0-



                                          Option Grants in Last Fiscal Year

                                                  Individual Grants
--------------------------------------------------------------------------------------------------------------------
     (a)                     (b)                           (c)                          (d)                 (e)
------------       -----------------------     -------------------------------    ----------------   ---------------
                    Number of Securities
                   Underlying Options/SARs     % of Total Options/SARs Granted    Exercise or Base
     Name                Granted (#)             to Employees in Fiscal Year        Price ($/Sh)     Expiration Date
------------       -----------------------     -------------------------------    ----------------   ---------------
William F.               2,478,772                          100%                     $0.16/share       10/01/2006
Mason, CEO*
Hans Nehme,                164,000                           50%                     $0.28/share        9/29/2004
CEO **


* On October 19, 2001, William F. Mason was elected to the Board of Directors. On October 22, 2001, Mr. Mason was appointed to the positions of Chief Executive Officer, President and Chief Financial Officer.

** On October 22, 2001, Hans Nehme resigned as Chief Executive Officer, President, Chief Financial Officer and Director.

DIRECTOR COMPENSATION

Our directors do not receive any cash compensation for their services as directors. It is anticipated that each non-employee director will be eligible to participate in our stock option plan.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth information with respect to beneficial ownership of our common stock by:

.. each person who beneficially owns more than 5% of each class of stock;

.. each of our executive officers;

.. each of our directors;

.. and all executive officers and directors as a group.

The address of each stockholder listed in the table is c/o Vertica Software, Inc. 106 E. Sixth Street, Suite 900, Austin, Texas 78701. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. To our knowledge, except under applicable community property laws, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. The applicable percentage of ownership for each stockholder is based on 15,040,323 shares of common stock outstanding on December 31, 2001.

William F. Mason received an option to purchase 200,000 shares of the Company's common stock at $0.60 cents per share. Through the Company's Employee Stock Purchase Plan, total option shares vested to Hans Nehme is 338,784; Erick Ahrens 87,808, and Nalini Frush 100,000. No stock appreciation rights were granted to any of the officers or directors of the Company. Hans Nehme, Erick F. Ahrens, John C. Leutwyler, and Nalini Rajender Frush are no longer officers of Company.



TITLE OF CLASS         NAME OF BENEFICIAL                    AMOUNT AND NATURE
                       OWNER (2)                                OF PERCENT OF
                                                            BENEFICIAL OWNERSHIP
                                                                    CLASS
Common Stock           Hans Nehme                        9,714,517(1)      44.5%
Common Stock           William F. Mason                    410,000          1.9%
Common Stock           Erick F. Ahrens                      58,000          0.3%
Common Stock           John C. Leutwyler                    60,000          0.3%
Common Stock           Susan N. Hastings                 9,714,517(1)      44.5%
Common Stock           Nalini Rajender Frush                24,500          0.1%

Common Stock           All officers and directors       10,267,017(1)      47.1%
                       as a group (6)



(1) Includes 9,243,200 shares owned of record by Mr. Nehme and 471,317 shares owned of record by Ms. Hastings. Mr. Nehme and Ms. Hastings are husband and wife.

Item 12. Certain Relationships and Related Transactions.

The Company issued six unsecured convertible promissory notes to William F. Mason, who is an officer and director of the Company, during 2001 as described under Item 5 above.

In addition, the Company issued to Mr. Mason an unsecured convertible promissory note with an interest rate of 10% and in the amount of $61,000 on October 16, 2000; and an unsecured convertible promissory note with an interest rate of 10% and in the amount of $65,000 on November 2, 2000. For each of these notes, Mr. Mason was the note holder and the lender of the funds to the Company. As of April 12, 2002, none of the unsecured convertible promissory notes issued to Mr. Mason during 2000 and 2001 had been converted into common stock. Mr. Mason was elected to the Company's Board of Directors on October 19, 2001 and later appointed its interim President, Chief Executive Officer and Chief Financial Officer on October 22, 2001.

Item 13. Exhibits and Reports on Form 8-K.

(a) Exhibits

The following Exhibits are filed as part of this report:



Exhibit No.     Description

    10.1 Amendment to Consulting Agreement dated September 23, 2002 between the Company and Del Mar Capital

    10.2 Consulting Agreement dated August 15, 2002 between the Company and The Momentum Solutions Group, LLC.

    10.3 Consulting Agreement dated June 25, 2002 between the Company and The Charles Group, LLC.

    10.4 Consulting Agreement dated October 1, 2002 between the Company and The Charles Group, LLC.

    10.5 Consulting Agreement dated November 25, 2002 between the Company and The Momentum Solutions Group, LLC.

    10.6 Consulting Agreement dated December 3, 2002 between the Company and DeSylvia Professional Solutions.

      10.7 Consulting Agreement dated November 12,2002 between the Company and Thomas E. Lindholm.

    23.1        Consent of Randolph Scott and Company, Certified Public
                Accountants, Inc.

    99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



(b) Reports on Form 8-K

On October 17, 2002 the Company filed a Current Report on Form 8-K announcing the Board of Directors authorization of the 2003 Equity Incentive Plan.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Exchange Act, Vertica Software, Inc. has duly caused this annual report on Form 10-KSB to be signed on its behalf by the undersigned, thereunto duly authorized.

                             VERTICA SOFTWARE, INC.





Dated:  April 15, 2003                           By: /s/ William F. Mason
                                                 ------------------------
                                                 William F. Mason, President,
                                                 Chief Executive Officer and
                                                 Chief Financial Officer



In accordance with requirements of the Exchange Act, this Annual Report has been signed by the following person in the capacities and on the date indicated.





SIGNATURE                                        TITLE
--------------                                   --------------

/s/ William F. Mason                             Sole Director, President,
--------------------------------                 Chief Executive Officer and
                                                 Chief Financial Officer



DATE: April 15, 2003






                                TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT ............................................    F-1


FINANCIAL STATEMENTS

     Balance Sheets .....................................................    F-2

     Statements of Operations ...........................................    F-3

     Statement of Changes in Stockholders' Equity .......................    F-4

     Statements of Cash Flows ...........................................    F-9


NOTES TO FINANCIAL STATEMENTS ...........................................   F-10








Board of Directors
Vertica Software, Inc.
Emeryville, California

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheets of Vertica Software, Inc., a Colorado corporation (the "Company"), formerly Perfection Development Corporation, (a development stage company) as of December 31, 2002, and 2001, and the related statements of operations, stockholders' equity, and cash flows for the period January 1, 1996 (inception) through December 31, 2002. On December 31, 1998, the Company acquired all of the outstanding capital stock of Vertica Software, Inc., a California corporation ("Vertica California") in a reverse acquisition merger. The merger has been accounted for as a capital acquisition as further described in the notes to the financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2002, and 2001, and the results of its operations and its cash flows for the period January 1, 1996 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Notes 1 and 2 to the financial statements, the Company has incurred significant development stage losses and has a limited supply of cash resources, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Randolph Scott and Company
Certified Public Accountants, Inc.
San Anselmo, California
April 15, 2003

                                       F-1






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS


                                                                                         December 31,     December 31,
                                                                                             2002             2001
                                              ASSETS                                       (Audited)       (Audited)
                                              ------                                     ------------     -----------
CURRENT ASSETS
 Cash and Cash Equivalents (Note 3)                                                      $     8,028      $         -
 Prepaid Expenses                                                                             38,530                -
                                                                                         -----------      -----------

     TOTAL CURRENT ASSETS                                                                     46,558                -

EQUIPMENT, less accumulated depreciation of $89,926,
 and $ 81,665, respectively (Notes 3 and 5)                                                   12,793           21,054

DEPOSITS                                                                                           -                -
                                                                                         -----------      -----------
       TOTAL ASSETS                                                                      $    59,351      $    21,054
                                                                                         ===========      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
 Accounts Payable and Other Accrued Expenses                                             $   662,340      $   628,054
 Wages Payable                                                                               343,967          343,967
 Payroll Taxes Payable                                                                        26,757           26,757
 Notes Payable (Note 6)                                                                       91,300           91,300
                                                                                         -----------      -----------

     TOTAL CURRENT LIABILITIES                                                             1,124,364        1,090,078

CONVERTIBLE PROMISSORY NOTES (Note 9)                                                        742,000          742,000
                                                                                         -----------      -----------
       TOTAL LIABILITIES                                                                   1,866,364        1,832,078
                                                                                         -----------      -----------

COMMITMENT (Note 13)

STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred Stock, $ .001 par value, 3,000,000 shares authorized,
     -0- shares issued and outstanding                                                             -                -
  Common Stock, $ .0001 par value, 30,000,000 shares authorized;
     21,850,091 shares issued and outstanding at December 31, 2002, and 15,040,323 shares issued and outstanding at December 31,
     2001 respectively                                                                         2,185            1,504
  Paid in Capital                                                                          2,953,718        2,446,857
  Deficit accumulated during development stage                                            (4,762,916)      (4,259,385)
                                                                                         -----------      -----------
        TOTAL STOCKHOLDERS' EQUITY                                                        (1,807,013)      (1,811,024)
                                                                                         -----------      -----------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $    59,351      $    21,054
                                                                                         ===========      ===========


The accompanying notes are an integral part of these financial statements.

                                       F-2






                              VERTICA SOFTWARE, INC
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS


                                                                                                       Cumulative
                                                                                                          From
                                                                                                       January 1,
                                                                                                          1996
                                                                                                       (Date of
                                                              For the               For the            Inception)
                                                            Year Ended            Year Ended              to
                                                            December 31,          December 31,         December 31,
                                                               2002                  2001                 2002
                                                            (Audited)             (Audited)            (Audited)
                                                           -------------        --------------       -------------
Total Revenue                                              $           -        $        3,762       $      57,887

Operating expenses:
     Product development                                               -               411,018           1,386,826
     General and administrative                                  439,183               877,850           3,120,220
                                                           -------------        --------------       -------------
               Total operating expenses                          439,183             1,288,868           4,507,046
                                                           -------------        --------------       -------------

Loss from operations                                            (439,183)           (1,285,106)         (4,449,159)

     Interest income                                                   -                     1               2,571
     Interest expense                                            (64,348)             (112,984)           (316,522)
     Other income                                                      -                   250               5,195
     Bad debt expense                                                  -                     -                (201)
                                                           -------------        --------------       -------------

Loss before income taxes                                        (503,531)           (1,397,839)         (4,758,116)

Provision for income taxes (Note 10)                                   -                  (800)             (4,800)
                                                           -------------        --------------       -------------

Net loss                                                   $    (503,531)       $   (1,398,639)      $  (4,762,916)
                                                           =============        ==============       =============

Net loss applicable to common stockholders                 $    (503,531)       $   (1,398,639)      $  (4,762,916)
                                                           =============        ==============       =============

Net loss per share ---basic                                $     (0.0280)       $      (0.0985)      $     (0.2649)
                                                           =============        ==============       =============


Weighted average shares used in per share
     calculation---basic                                      17,982,600            14,202,956          17,982,600
                                                           =============        ==============       =============


The accompanying notes are an integral part of these financial statements.

                                       F-3






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                  Statement of Changes in Stockholders' Equity

              From January 1, 1996 (Inception) to December 31, 2002


                                                                                                              Deficit
                                                                                                            Accumulated
                                          Preferred Stock        Common Stock                                 During
                                          ----------------   --------------------  Advance to     Paid-in   Development
                                          Shares    Amount     Shares     Amount   Stockholder    Capital      Stage       Total
                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------
BALANCE, DECEMBER 31, 1995                     -    $    -               $      -  $         -   $       -  $         -  $        -

January 1, 1996 (inception), shares
    issued at incorporation (Note 4)           -         -    9,200,000       920            -         (70)           -         850

Net loss for the year ended December 31,       -         -            -         -            -           -      (42,285)    (42,285)
    1996
                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------
BALANCE DECEMBER 31, 1996 (Audited)            -    $    -    9,200,000  $    920  $         -   $     (70) $   (42,285) $  (41,435)
                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------

Net loss for the year ended December 31,       -         -            -         -            -           -     (176,605)   (176,605)
    1997
                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------
BALANCE DECEMBER 31, 1997 (Audited)            -    $    -    9,200,000  $    920  $         -   $     (70) $  (218,890) $  218,040)
                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------

December 31, 1998, Issuance of common
    stock pursuant to a reverse merger
    acquisition                                -         -    1,300,000       130            -        (130)           -           -

December 31, 1998, sale of common stock
    pursuant to a confidential
     subscription agreement (Note 7)           -         -       50,000         5            -      49,995            -      50,000

December 31, 1998, sale of common stock
    pursuant to a confidential
    subscription agreement (Note 7)            -         -       50,000         5            -      49,995            -      50,000

    Advance to Stockholder                     -         -            -         -      (25,000)          -            -     (25,000)

Net loss for the year ended December 31,
    1998                                       -         -            -         -            -           -     (235,335)   (235,335)

                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------
BALANCE DECEMBER 31, 1998 (Audited)            -    $    -   10,600,000  $  1,060  $   (25,000)  $  99,790  $  (454,225) $ (378,375)
                                          ------    ------   ----------  --------  -----------   ---------  -----------  ----------

February 11, 1999, sale of common stock
    pursuant to a confidential
    subscription agreement (Note 7)            -         -       40,000         4            -      39,996            -      40,000


The accompanying notes are an integral part of these financial statements.

                                       F-4



                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
Statement of Changes in Stockholders' Equity From January 1, 1996
(Inception) to December 31, 2002


                                                                                                              Deficit
                                                                                                            Accumulated
                                                                                                              During
                                                Preferred Stock     Common Stock    Advance to    Paid-in   Development
                                                ---------------   -----------------
                                                Shares   Amount    Shares    Amount Stockholder   Capital      Stage        Total
                                                ------   ------   -------    ------ -----------  ---------- ------------  ---------
February 11, 1999, sale of common stock
    in Private Placement Transactions, net of
    Offering costs of $ 1,876 (Note 7)               -        -      584,500     58           -     584,442            -    584,500

February 11, 1999, conversion of convertible
    promissory note to common stock (Note 7)         -        -       41,433      5           -      42,653            -     42,658

February 24, 1999, sale of common stock
    in Private Placement Transactions, net of
    Offering costs of $ 75 (Note 7)                  -        -       62,000      6           -      61,994            -     62,000

February 24, 1999, conversion of convertible
    promissory notes to common stock (Note 7)        -        -       32,885      3           -      34,693            -     34,696

March 2, 1999, sale of common stock
    in Private Placement Transactions, net of
    Offering costs of $ 15 (Note 7)                  -        -       15,000      1           -      14,999            -     15,000

March 25, 1999, conversion of convertible
    promissory note to common stock (Note 7)         -        -       80,802      8           -      55,045            -     55,053

March 26, 1999, conversion of convertible
    promissory notes to common stock (Note 7)        -        -      571,321     57           -      86,852            -     86,909

September 23, 1999, issuance of common
    stock for services (Note 7)                      -        -       40,000      4           -          (4)           -          -

October 29, 1999, conversion of convertible
    promissory note to common stock (Note 7)         -        -       10,000      1           -       9,999            -     10,000

Net loss for the year ended December 31, 1999        -        -            -      -           -           -     (752,549)  (752,549)
                                                ------   ------   ---------- ------ -----------  ---------- ------------  ---------
BALANCE, DECEMBER 31, 1999 (Audited)                 -   $    -   12,077,941 $1,207     (25,000) $1,030,459 $ (1,206,774) $(200,108)
                                                ------   ------   ---------- ------ -----------  ---------- ------------  ---------


The accompanying notes are an integral part of these financial statements.

                                       F-5






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                  Statement of Changes in Stockholders' Equity

              From January 1, 1996 (Inception) to December 31, 2002


                                                                                                                Deficit
                                                                                                              Accumulated
                                                 Preferred Stock    Common Stock                                During
                                                 ---------------  ------------------  Advance to     Paid-in  Development
                                                 Shares   Amount    Shares    Amount  Stockholder    Capital     Stage       Total
                                                 ------   ------  ----------  ------ -------------  --------- -----------  ---------

Repayment of Stockholder's Advance                   -        -           -       -       25,000          -           -      25,000

August 11, 2000, sale of common stock
     pursuant to a confidential subscription
     agreement  (Note 7)                             -        -     400,000      40            -    199,960           -     200,000

August 18, 2000, sale of common stock
     pursuant to a confidential subscription
     agreement  (Note 7)                             -        -      35,000       3            -     17,497           -      17,500

August 30, 2000, sale of common stock
     pursuant to a confidential subscription
     agreement  (Note 7)                             -        -     160,000      16            -     79,984           -      80,000

September 20, 2000, sale of common stock
     pursuant to a confidential subscription
     agreement  (Note 7)                             -        -     120,000      12            -     59,988           -      60,000

September 27, 2000, conversion of convertible
     promissory notes to common stock  (Note 7)      -        -     327,000      33            -    163,467           -     163,500

October 3, 2000, sale of common stock
     pursuant to a confidential subscription
     agreement  (Note 7)                             -        -     130,000      13            -     64,987           -      65,000

Net loss for the year ended December 31, 2000
     (Audited)                                       -        -           -       -            -          -  (1,653,972) (1,653,972)
                                                ------   ------  ----------  ------   ----------  ---------  ----------  ----------
BALANCE, DECEMBER 31, 2000 (Audited)                 -        -  13,249,941   1,324            -  1,616,342  (2,860,746) (1,243,080)
                                                ------   ------  ----------  ------   ----------  ---------  ----------  ----------


The accompanying notes are an integral part of these financial statements.

                                       F-6






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                  Statement of Changes in Stockholders' Equity

              From January 1, 1996 (Inception) to December 31, 2002


                                                                                                            Deficit
                                                                                                          Accumulated
                                            Preferred Stock       Common Stock                              During
                                            ---------------  -------------------  Advance to    Paid-in   Development
                                            Shares   Amount    Shares     Amount  Stockholder   Capital      Stage         Total
                                            ------   ------  ----------  -------  -----------  ---------  ------------  -----------
January 12, 2001, sale of common
  stock pursuant to a confidential
  subscription agreement (Note 7)               -        -       50,000        5           -      24,995             -       25,000

January 12, 2001, conversion of
  convertible promissory notes to
  common stock (Note 7)                         -        -      101,823       11           -     162,906             -      162,917

January 22, 2001, issuance of common
  stock in lieu of compensation
  (Note 7)                                      -        -       60,000        6           -      33,774             -       33,780

January 22, 2001, issuance of common
  stock through the Company's Employee
  Equity Incentive Plan (Notes 7 and 14)        -        -        1,875        1           -       1,055             -        1,056

March 20, 2001, issuance of common
  stock for consulting services (Note 7)        -        -      100,000       10           -      31,290             -       31,300

July 31, 2001, conversion of convertible
  promissory notes to common stock
  (Note 7)                                      -        -    1,146,684      114           -     573,228             -      573,342

July 1, 2001, issuance of common stock
  for consulting services (Note 7)              -        -      330,000       33           -       3,267             -        3,300

Net loss for the year ended December 31,
  2001 (Audited)                                -        -            -        -           -           -    (1,398,639)  (1,398,639)
                                            -----    -----   ----------  -------  ----------  ----------  ------------   ----------

BALANCE, DECEMBER 31, 2001 (Audited)            -        -   15,040,323  $ 1,504  $        -  $2,446,857  $ (4,259,385) $(1,811,024)
                                            -----    -----   ----------  -------  ----------  ----------  ------------   ----------

February 25, 2002, issuance of common
  stock for consulting services (Note 7)        -        -      390,000       39           -      31,161             -       31,200

March 22, 2002, issuance of common
  stock for consulting services (Note 7)        -        -      583,334       58           -     174,942             -      175,000

April 18, 2002, issuance of common stock
  for consulting services (Note 7)              -        -    1,687,500      169           -      59,737             -       59,906

April 19, 2002, issuance of common stock
  for legal services (Note 7)                   -        -      208,335       21           -      24,979             -       25,000


The accompanying notes are an integral part of these financial statements.

                                       F-7






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                  Statement of Changes in Stockholders' Equity

              From January 1, 1996 (Inception) to December 31, 2002


                                                         Preferred Stock          Common Stock
                                                      --------------------   ----------------------    Advance to      Paid-in
                                                       Shares      Amount      Shares      Amount      Stockholder     Capital
                                                      ---------   --------   ----------  ----------    -----------   -----------
July 24, 2002, issuance of common stock for
    consulting services (Note 7)                              -          -      500,000          50              -        24,950

October 24, 2002, issuance of common stock for
    consulting services (Note 7)                              -          -    1,500,000         150              -        89,850

October 29, 2002, issuance of common stock for
    consulting services (Note 7)                              -          -    1,500,000         150              -        74,850

November 6, 2002, issuance of common stock for
    former employees in lieu of compensation (Note 7)         -          -      390,600          39              -        23,397

November 6, 2002, issuance of common stock for
    consulting services (Note 7)                              -          -       50,000           5              -         2,995

Net loss for the year ended December 31, 2002
    (Audited)                                                 -          -            -           -              -             -
                                                      ---------   --------   ----------  ----------    -----------   -----------

BALANCE, DECEMBER 31, 2002 (Audited)                          -   $      -   21,850,092  $    2,185    $         -   $ 2,953,718
                                                      =========   ========   ==========  ==========    ===========   ===========

                                     Deficit
                                   Accumulated
                                     During
                                   Development
                                                              Stage             Total
                                                          -------------     ------------
July 24, 2002, issuance of common stock for
    consulting services (Note 7)                                      -           25,000

October 24, 2002, issuance of common stock for
    consulting services (Note 7)                                      -           90,000

October 29, 2002, issuance of common stock for
    consulting services (Note 7)                                      -           75,000

November 6, 2002, issuance of common stock for
    former employees in lieu of compensation (Note 7)                 -           23,436

November 6, 2002, issuance of common stock for
    consulting services (Note 7)                                      -            3,000

Net loss for the year ended December 31, 2002
    (Audited)                                                  (503,531)        (503,531)
                                                          -------------     ------------

BALANCE, DECEMBER 31, 2002 (Audited)                      $  (4,762,916)    $ (1,807,013)
                                                          =============     ============


The accompanying notes are an integral part of these financial statements.

                                       F-8






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS



                                                                                                            Cumulative
                                                                                                              From
                                                                                                            January 1,
                                                                                                               1996
                                                                                                             (Date of
                                                                                For the        For the      Inception)
                                                                              Year Ended     Year Ended         to
                                                                              December 31,   December 31,   December 31,
                                                                                 2002           2001           2002
                                                                               (Audited)      (Audited)      (Audited)
                                                                              -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                                 $  (503,531)   $(1,398,639)   $(4,762,916)

     Transactions not requiring cash:
         Depreciation                                                               8,261         24,535         89,926
     Changes in operating assets and liabilities:
         (Increase) decrease in employee advances                                       -              -              -
         (Increase) decrease in advance to stockholder                                  -              -              -
         (Increase) decrease in prepaid expenses                                  (38,530)           943        (38,530)
         (Increase) decrease in deposits                                                -         10,000              -
         Increase (decrease) in bank overdraft                                          -        (20,185)             -
         Increase (decrease) in wages payable                                           -        323,553        323,553
         Increase (decrease) in accounts payable and other accrued expenses        34,286        343,616        682,754
         Increase (decrease) in payroll taxes payable                                   -         25,195         26,757
                                                                              -----------    -----------    -----------
             NET CASH (USED IN) OPERATING ACTIVITIES                             (499,514)      (690,982)    (3,678,456)
                                                                              -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase/acquisition of equipment                                                  -         (2,467)      (102,719)
                                                                              -----------    -----------    -----------
             NET CASH (USED IN) INVESTING ACTIVITIES                                    -         (2,467)      (102,719)

CASH FLOWS FROM FINANCING ACTIVITIES
     Net borrowings/assumption on line of credit                                        -              -         26,300
     Net payments on line of credit                                                     -              -        (26,300)
     Proceeds/assumption of unsecured notes                                             -         26,700        112,700
     Net payments on unsecured notes                                                    -           (700)       (21,400)
     Proceeds, assumption on convertible debt                                           -        516,000      1,695,061
     Reduction of convertible promissory notes                                          -       (650,000)      (953,061)
     Conversion of convertible promissory notes into common
        stock (includes $ 86,259 of accrued interest)                                   -        736,259      1,279,075
     Proceeds from stock subscriptions                                                  -              -        447,500
     Redemption of stock subscriptions                                                  -        (25,000)      (597,500)
     Issuance of common stock                                                     507,542         94,436      1,826,828
     Assumption of capital lease obligation                                             -              -         26,361
     Net payments on capital lease obligation                                           -         (4,246)       (26,361)
                                                                              -----------    -----------    -----------
             NET CASH PROVIDED BY FINANCING ACTIVITIES                            507,542        693,449      3,789,203
                                                                              -----------    -----------    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                           8,028              -          8,028

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                          -              -              -
                                                                              -----------    -----------    -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                      $     8,028    $         -    $     8,028
                                                                              ===========    ===========    ===========

Supplemental Disclosure of Cash Flow Information:
-------------------------------------------------

     Cash paid during the period for:
         Interest                                                             $         -    $         -    $    18,824
         Taxes                                                                $         -    $       800    $     4,000

NONCASH INVESTING AND FINANCING TRANSACTIONS:
     Common stock issued for consulting services                              $   459,941    $    34,600    $   534,541
     Common stock in lieu of compensation                                     $    23,436    $    33,780    $    57,216


The accompanying notes are an integral part of these financial statements.

                                       F-9






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 1 - LOSSES DURING THE DEVELOPMENT STAGE

Development Stage Company

The Company is in the development stage in accordance with Statement of Financial Accounting Standard (SFAS) No. 7. All of the costs incurred to date have been related to the development of its products, development of its proposed Internet website, and the raising of capital to finance such activities.

The Company, as discussed in Notes 2, 3, and 4 below, has incurred operating losses since inception, totaling $4,762,916 through December 31, 2002.

Management plans to raise additional capital, primarily through the issuance of common stock and convertible promissory debt until successful operations are obtained, and the Company is no longer in the development stage.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations. Management believes that actions presently being taken to underwrite the Company's development stage through completion will provide the necessary financial requirements, which in turn will provide the opportunity for the Company to continue as a going concern.

NOTE 2 - ORGANIZATION AND NATURE OF BUSINESS

Background

Vertica Software, Inc., (the "Company"), formerly "Perfection Development Corporation", was incorporated in Colorado on April 18, 1997. As further discussed in Notes 3 and 4, on September 29, 1998, Perfection Development Corporation entered into an agreement pursuant to which it would acquire all of the outstanding capital stock of Vertica Software, Inc., a California corporation ("Vertica California"). On December 31, 1998, Vertica California merged with and into the Company. The Company was the surviving corporation in the merger and the separate corporate existence of Vertica California ceased. Concurrently with the merger, the Company changed its name from Perfection Development Corporation to Vertica Software, Inc. The Company is developing Internet/Intranet software products and services and an Internet web site for the hazardous material and environmental industries.

Products

The Company's current product development includes an environmental management computer software system called ICOMPLY and an Internet web site called HAZWEB.COM. ICOMPLY is planned to be a set of computer software modules designed to automate environmental regulation compliance and related activities for common industrial applications. The related activities will include chemical inventory listings and tracking, transportation manifests, emergency response, permit applications, waste streams, and occupational training. HAZWEB.com is an on-line web site that intended to serve the hazardous materials community and environmental concerns of industry. The Company intends to allow ICOMPLY to link to HAZWEB.COM for additional content information, on-line regulations compliance and on-demand training and services.

                                      F-10






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 2 - ORGANIZATION AND NATURE OF BUSINESS - Continued

Liquidity

The Company has recurring operating losses since inception that have continued subsequent to December 31, 2002. The losses are primarily due to product development costs, and administrative infrastructure costs related to the financing and development of the Company's business.

The Company has received $ 81,185 in financing for the year ended December 31, 2002.

The Company understands that the proceeds from this and similar transactions will not provide adequate funding to sustain the Company's operations. Permanent equity funding must be raised. There is no assurance that the funding will be raised, or that it will be sufficient to sustain operations until the Company begins generating positive cash flows.

The Company's plan to continue the marketing of its core products and commence sales operations through the year ending December 31, 2003 is solely dependent on additional funding through the sale of equitable securities or convertible promissory notes and assistance through the issuance of stock in lieu of compensation.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

As further discussed in Note 4, the acquisition of Vertica California was accounted for as a "reverse merger acquisition" whereby, for accounting purposes, Perfection Development Corporation acquired the Company under the purchase method of accounting and, due to the lack of significant prior operations of Perfection Development Corporation, was substantially recorded as a "recapitalization". Accordingly, the historical financial statements have been restated after giving effect to the December 31, 1998 acquisition of the Company. The financial statements have been prepared to give retroactive effect to January 1, 1996 of the reverse merger acquisition completed on December 31, 1998 and represent the operations of Vertica California. Consistent with reverse acquisition accounting: ( i ) all of Vertica California's assets, liabilities and accumulated deficit are reflected at their combined historical cost ( as the accounting acquirer ) and ( ii ) the preexisting outstanding shares of the Company ( the accounting acquiree ) are reflected at their net asset value as if issued on December 31, 1998.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, retained earnings, income and expenses, and related disclosures for the reporting period. Actual results could differ from those estimates and such differences could be material.

                                      F-11






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Cash and Cash Equivalents

Cash is defined as cash in demand deposit accounts as well as cash on hand. Cash equivalents are short term, highly liquid investments that are readily convertible to known amounts of cash and investments so near their maturity that the risk of changes in value due to changes in interest rates is negligible. These are generally investments with maturity dates within three months of their acquisition date. Not included as cash equivalents are funds restricted as to their use, regardless of liquidity or the maturity dates of investments.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of uninsured cash balances. The Company places its cash deposits with high-credit quality financial institutions. At times, balances in the Company's cash accounts may exceed the Federal Deposit Insurance Company (FDIC) limit of $100,000.

Prepaid Expenses

Prepaid expenses are charged to the statement of operations in the period for which the benefit is incurred.

Equipment

As further discussed in Note 5, equipment is carried at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, which is five years. Capitalized equipment leases are depreciated over the lesser of their estimated useful life or lease term.

Product Development

Product development expenditures are charged to operations as incurred. Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", requires the capitalization of certain software development costs subsequent to the establishment of technological feasibility. The Company has determined that technological feasibility for its products is generally achieved upon completion of a working model. Since software development costs have not been significant, and the working model(s) are not yet completed, all such costs have been charged to expense for the Period January 1, 1996 (inception) through December 31, 2002.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

                                      F-12





                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Net Loss Per Share
The Company reports its net loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents, and is computed by dividing the net loss by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share includes the dilutive effect from the potential exercise or conversion of convertible debt. For the years ended December 31, 2002, and 2001 the impact of convertible debt was not considered as their effect on Net Loss Per Share would be anti-dilutive.

Fair Value of Financial Instruments
Cash, advances, prepaid expenses, notes payable, accounts payable and accrued expenses are reflected in the accompanying financial statements at fair value due to the short-term nature of those instruments. The carrying amount of long term debt obligations approximate fair value at the balance sheet date.

Recent Accounting Pronouncements
In June 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 146 ("SFAS 146"), "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred, rather than at the date of commitment to an exit or disposal plan. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect that the adoption of SFAS 146 will have a material impact on the Company's financial position or results of operations, although SFAS 146 may impact the timing of recognition of costs associated with future restructuring, exit or disposal activities.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 ("SFAS 148"), "Accounting for Stock-Based Compensation - Transition and Disclosure - An Amendment of FASB Statement No. 123." SFAS 148 amends Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures both in annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has included the disclosures required by SFAS 148 in Note 1 - "The Company and Summary of Significant Accounting Policies" and Note 14 - "Stockholders' Equity."

In November 2002, the FASB issued Interpretation No. 45 ("FIN 45") "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair value, or market value, of the obligations it assumes under that guarantee. However, the provisions related to recognizing a liability at inception of the guarantee for the fair value of the guarantor's obligations does not apply to product warranties or to guarantees accounted for as derivatives. The initial recognition and initial measurement provisions apply on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements of FIN 45 are effective for financial statements of interim or annual

                                      F-13





                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Recent Accounting Pronouncements - Continued

periods ending after December 15, 2002. The Company does not expect the adoption of this interpretation will have a material impact on operations or financial position.

Stock Based Compensation

The Company measures compensation expense for its stock-based employee compensation plans using the intrinsic value method. If the fair value based method had been applied in measuring stock compensation expense, the pro forma effect on net income (loss) per share would have been as follows:

                                               Years Ended December 31,
                                 ------------------------------------------------------
                                         2002              2001              2000
                                   ----------------  ----------------  ----------------
Net income (loss)
   As reported                     $       (503,531) $     (1,398,639) $     (1,653,972)
   Stock compensation
   expense, net of tax                     (408,997)          (85,638)         (119,426)

                                   ----------------  ----------------  ----------------
   Pro forma                       $       (912,528) $     (1,484,277) $     (1,773,398)
                                   ================  ================  ================

Net income (loss) per share:
   As reported - basic             $        (0.0280) $        (0.0985) $        (0.1328)
   Pro forma - basic               $        (0.0510) $        (1.0580) $        (0.1424)

Diluted net loss per share for the years ended December 31, 2002, 2001, 2000 have not been included since their effect is anti-dilutive.

NOTE 4 - ACQUISITION

The Company's current business is a continuation of the business formerly conducted by Vertica Software, Inc., a California corporation ("Vertica California"). On December 31, 1998, the Company acquired 100% of the outstanding capital stock of Vertica California in a "reverse merger acquisition." The purchase price was solely comprised of the issuance of 9,200,000 shares of the Company's common stock, par value $ .0001, to the shareholders of Vertica California in exchange for all 4,930,000 shares of Vertica California's common stock, no par value. The Company was the surviving corporation in the merger and the separate corporate existence of Vertica California ceased. Concurrently with the merger, the Company changed its name from Perfection Development Corporation to Vertica Software, Inc. The merger constituted a tax-free reorganization. The acquisition of Vertica California was accounted for using the purchase method of accounting, and due to the lack of significant prior Company operations, was substantially recorded as a "recapitalization."

                                      F-14





                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 5 - EQUIPMENT

Equipment consisted of the following:



At December 31:                                 2002          2001
                                            ------------  ------------

Computer and peripheral equipment           $    102,719  $    102,719

Less accumulated depreciation                     89,926        81,665
                                            ------------  ------------
                                            $     12,793  $     21,054
                                            ============  ============



Total depreciation expense for the year ended December 31, 2002, and 2001 respectively was $ 8,261 and $24,535.

NOTE 6 - NOTES PAYABLE

Notes payable consisted of the following:


At December 31:                                                2002            2001
                                                               ----            ----
Note payable to corporation, unsecured, bearing
compound interest at 12 1/2%, and payable upon
demand                                                    $      49,800   $      49,800

Note payable to individual, unsecured, bearing
compound interest at 12 1/2%, and payable upon
demand                                                           15,500          15,500

Note payable to individual, unsecured, bearing
compound interest at 12 1/2%, and payable upon
demand                                                           12,000          12,000

Note payable to individual, unsecured, bearing
compound interest at 12 1/2%, and payable upon
demand                                                           14,000          14,000
                                                          -------------   -------------

                                                          $      91,300   $      91,300
                                                          =============   =============


                                      F-15




                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 7 - SALE AND ISSUANCE OF COMMON STOCK

Sale and Issuance of Common Stock

On December 31, 1998, in connection with the reverse merger acquisition, the Company issued 1,300,000 shares of its $ .0001 par value common stock in a recapitalization of the Company. The 1,300,000 shares consisted of the following:

260,000 shares of its $ .0001 par value common stock at $ .25 per share pursuant to Rule 504 of Regulation D of the Securities Act of 1933, as amended (the "Act"). The Company received net proceeds of $ 60,500 after deducting offering costs of $ 4,500.

1,040,000 shares of $ .0001 par value common stock were issued to officers for services. These shares are "restricted securities" and may be sold only in compliance with Rule 144 of the Act.

During the year ended December 31, 1998, the Company issued 100,000 shares of its $ .0001 par value common stock at $ 1.00 per share pursuant to Rule 504 of Regulation D of the Act for net proceeds of $ 100,000.

During the year ended December 31, 1998, the Company issued 9,200,000 shares of its $ .0001 par value common stock at $ .0001 per share to its principal stockholders. The 9,200,000 shares are reflected as issued as of the recapitalization date of the Company.

During the year ended December 31, 1999, the Company issued 40,000 shares of its $ .0001 par value common stock at $ 1.00 per share pursuant to Rule 504 of Regulation D of the Act for net proceeds of $ 40,000.

During the year ended December 31, 1999, the Company issued 661,500 shares of its $ .0001 par value common stock at $ 1.00 per share pursuant to Rule 504 of Regulation D of the Act for net proceeds of $ 661,500.

During the year ended December 31, 1999, the Company converted convertible promissory notes totaling $ 229,316 (including accrued interest of $ 66,255) for 736,441 shares of its $ .0001 par value common stock at an average price of $ ..31 per share.

During the year ended December 31, 1999, the Company issued 40,000 shares of its $ .0001 par value common stock at $ 1.00 per share for outside consulting services.

During the year ended December 31, 2000, the Company converted convertible promissory notes totaling $ 163,500 (including accrued interest of $ 13,500) for 327,000 shares of its $ .0001 par value common stock at an average price of $ ..50 per share.

During the year ended December 31, 2000, the Company issued 715,000 shares of its $ .0001 common stock at an average price of $ .50 per share.

During the year ended December 31, 2000, the Company issued 130,000 shares of its $ .0001 common stock at an average price of $ .50 per share.

During the year ended December 31, 2001, the Company issued 50,000 shares of its $ .0001 common stock at an average price of $.50 per share.
                                      F-16





                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 7 - SALE AND ISSUANCE OF COMMON STOCK - Continued

During the year ended December 31, 2001, the Company issued 60,000 shares of its $ .0001 par value common stock at an average price of $ .56 per share in lieu of compensation.

During the year ended December 31, 2001, the Company issued 1,875 shares of its $ .0001 par value common stock at an average price of $ .56 per share through the Company's Employee Equity Incentive Plan.

During the year ended December 31, 2001, the Company converted convertible promissory notes totaling $ 736,259 (including accrued interest of $ 67,600) for 1,248,507 shares of its $ .0001 par value common stock at an average price of $ ..59 per share.

During the year ended December 31, 2001, the Company issued 430,000 shares of its $ .0001 par value common stock at an average price per of $ .08 per share for consulting services.

During the three months ended March 31, 2002, the Company issued 973,334 shares of its $ .0001 par value common stock at an average price per of $ .21 per share for consulting services.

During the three months ended June 30, 2002, the Company issued 1,895,835 shares of its $ .0001 par value common stock at an average price per of $ .045 per share for consulting and legal services.

During the six months ended December 31, 2002, the Company issued 3,050,000 shares of its $ .0001 par value common stock at an average price of $ .055 per share for consulting and marketing services.

During the three months ended December 31, 2002, the Company issued 390,600 shares of its $ .0001 par value common stock at an average price of $ .055 per share to former employees in lieu of compensation.

NOTE 9 - CONVERTIBLE PROMISSORY NOTES

Convertible promissory notes consisted of the following:



At December 31:                                    2002           2001
                                                   ----           ----
Convertible promissory note, unsecured with interest at 12%. The principal plus accrued interest converts to common stock at a conversion price equal to 55% of the closing sale price of the common stock as reported on the OTCBB on the date of the election to convert. The principal note balance along with all
accrued interest is payable on demand         $      50,000  $      50,000


                                      F-17





                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 9 - CONVERTIBLE PROMISSORY NOTES - (Continued)



Convertible promissory note, unsecured with interest at 12%. The principal plus accrued interest converts to common stock at a conversion price equal to 55% of the closing sale price of the common stock as reported on the OTCBB on the date of the election to convert. The principal note balance along with all
accrued interest is payable on demand                50,000         50,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price equal to 75% of the closing sale price of the common stock as reported on the OTCBB on the date of the election to convert. The principal note balance along with all accrued interest is due and payable on
demand                                               61,000         61,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price equal to 75% of the closing sale price of the common stock as reported on the OTCBB on the date of the election to convert. The principal note balance along with all accrued interest is due and payable on
demand                                               65,000         65,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price of $ .50 a share. The principal note balance along with all accrued interest is due and
payable on demand                                   111,000        111,000



                                      F-18






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 9 - CONVERTIBLE PROMISSORY NOTES - (Continued)



Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price of $ .50 a share. The principal note balance along with all accrued interest is due and
payable on demand                                   200,000        200,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price of $ .50 a share. The principal note balance along with all accrued interest is due and
payable on demand                                    60,000         60,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price of $ .50 a share. The principal note balance along with all accrued interest is due and
payable on demand                                    40,000         40,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price of $ .50 a share. The principal note balance along with all accrued interest is due and
payable on demand                                    60,000         60,000

Convertible promissory note, unsecured with interest at 10%. The principal plus accrued interest converts to common stock at a conversion price of $ .50 a share. The principal note balance along with all accrued interest is due and
payable on demand                                    45,000         45,000
                                              -------------  -------------

                                              $     742,000  $     742,000
                                              =============  =============



                                      F-19





                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 10 - INCOME TAXES

A reconciliation of the U.S. statutory federal income tax rate to the effective tax rate is as follows:



For the year ended December 31:                        2002              2001
                                                       ----              ----
     U.S. federal statutory graduated rate              30.10%            30.40%
     State income tax rates net of federal
     benefits:
         Colorado                                        3.07%             3.16%
         California                                      0.00%             6.10%
       Net operating loss for which no tax
         benefit is currently available               (33.17%)          (39.66%)
                                                ---------------  ---------------

                                                         0%                0%
                                                ===============  ===============



During the year ended December 31, 2002 the Company moved its operations to Texas. In 2001, the Company conducted its operations in California, which has an annual minimum tax of $800.

At December 31, 2002, 2001, 2000, 1999, 1998, 1997, and 1996, deferred taxes consisted of a net tax asset due to operating loss carry forwards of $ 503,531, $1,398,639, $1,653,972, $752,549, $235,335, $176,605, and $42,285, respectively, which was fully allowed for, in the valuation allowance of $ 503,591, $1,398,639, $1,653,972, $752,549, $235,335, $176,605, and $42,285, respectively.
The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in valuation allowance for the years ended December 31, 2002, 2001, 2000, 1999, 1998, 1997, and 1996 were $ 153,073,
$425,186, $503,164, $228,937, $28,679, $57,963, and $10,201, respectively. Net operating loss carry forwards will expire in 2011, 2012, 2013, 2014, 2015, 2016, and 2017.

NOTE 11 - EMPLOYEE BENEFIT PLAN

The Company established an employee benefit plan (the Benefit Plan) under
Section 401(k) of the Internal Revenue Code. The Benefit Plan is available to all full-time U.S. employees. The Benefit Plan allows for employees to make contributions up to a specified percentage of their compensation. Under the Benefit Plan, the Company makes no discretionary contributions to the plan.

                                      F-20






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 12 - RELATED PARTY TRANSACTION

In consideration of funds received, the Company has issued eight separate convertible promissory notes payable to a director of the Corporation. Interest expense incurred amounted to $63,449 and $51,116 for the years ended December 31, 2002 and 2001 respectively.

The Company stills owes funds in the form of common stock on a Consulting Agreement that expired December 31, 2001 between Vertica Software, Inc. and William F. Mason at a balance of 851,903 shares. On January 1, 2002 William F. Mason took the positions of Chairman of the Board/Chief Executive Officer/President of Vertica Software, Inc. His Compensation was accrued at $10,000 per month and is being paid in the form of Common Stock for 1,626,849 shares at waited value of .055 per share.

NOTE 13 - COMMITMENT

The Company entered into an agreement in December 2002 with a company that provides product assessment and website support. The total contract price is $ 4,800. No work had been performed as of 12/31/02.

NOTE 14 - STOCKHOLDER EQUITY

(a) 2000 EQUITY INCENTIVE PLAN

On December 15, 2000, the Board of Directors authorized the 2000 Employee Stock Purchase Plan (the Employee Plan). Under the Employee Plan, the Company may issue up to an aggregate of 3,000,000 shares of common stock to employees at 85% of the lower of the fair market value of the common stock on the date of grant, except for 10% shareholders who may exercise options at no less than 110% of the fair market value of the shares on the date of grant. Under the Employee Plan, offerings were made in December of 2000. In January of 2001, the Company issued 1,875 shares of the authorized 3,000,000 shares at an average price of $.56 per share. The Company converted approximately $1,056 in accrued employee contributions into Stockholders Equity as a result.


Stock Options Outstanding Under Incentive Plan:                             Price per Share
                                                                ----------------------------------------
                                                                                            Weighted
                                                Shares                  Range                Average
                                          ------------------    ---------------------    ---------------
Balance, December 31, 2001                     2,228,305           $ 0.25 - $ 0.28            $ 0.26
   Granted                                             0           $ 0.00 - $ 0.00            $ 0.00
   Exercised                                           0           $ 0.00 - $ 0.00            $ 0.00
   Cancelled                                           0           $ 0.00 - $ 0.00            $ 0.00
                                             -----------        ---------------------    ---------------

Balance, December 31, 2001                     2,228,305           $ 0.25 - $ 0.28            $ 0.26
                                             ===========        =====================    ===============


                                      F-21






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 14 - STOCKHOLDER EQUITY - (Continued)

2002 EQUITY INCENTIVE PLAN

On October 1, 2002, the Board of Directors authorized the Employee Stock Purchase Plan (the Employee Plan). Under the Employee Plan, the Company may issue up to an aggregate of 7,000,000 shares of common stock to employees at 85% of the lower of the fair market value of the common stock on the date of grant, except for 10% shareholders who may exercise options at no less than 110% of the fair market value of the shares on the date of grant. Under the Employee Plan, offerings were made in October 2002.


Stock Options Outstanding Under Incentive Plan:                             Price per Share
                                                                ----------------------------------------
                                                                                             Weighted
                                                Shares                   Range                Average
                                          ------------------    ---------------------    ---------------
Balance, October 1, 2002                       7,000,000           $ 0.035 - $ 0.170          $ 0.10
   Granted                                     2,478,772           $ 0.035 - $ 0.045          $ 0.04
   Exercised                                           0           $ 0.000 - $ 0.000          $ 0.00
   Cancelled                                           0           $ 0.000 - $ 0.000          $ 0.00
                                             -----------        ---------------------    ---------------

Balance, December 31, 2002                     4,521,228           $ 0.035 - $  0.17          $ 0.07
                                             ===========        =====================    ===============


(b) STOCK OPTION PLANS

In connection with certain convertible promissory notes, the Company granted, to the third parties, warrants to purchase 112,500 shares of common stock at a range of approximately $ 1.00 to $ 1.50 per share. The warrants vest upon conversion of the promissory notes. None of the notes were converted as of their maturity date. The fair market value of the Company's common stock at December 31, 2002 was less than the warrants' prices.

                                      F-22






                             VERTICA SOFTWARE, INC.
                  (FORMERLY PERFECTION DEVELOPMENT CORPORATION)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JANUARY 1, 1996 (Inception) THROUGH DECEMBER 31, 2002

NOTE 14 - STOCKHOLDER EQUITY - (Continued)

STOCK BASED EMPLOYEE COMPENSATION

The Company measures compensation expense for its stock-based employee compensation plans using the intrinsic value method. If the fair value based method had been applied in measuring stock compensation expense, the pro forma effect on net income (loss) per share would have been as follows:


                                               Years Ended December 31,
                                 ------------------------------------------------------
                                         2002              2001              2000
                                   ----------------  ----------------  ----------------
Net income (loss)
   As reported                     $       (503,531) $     (1,398,639) $     (1,653,972)
   Stock compensation
   expense, net of tax                     (408,997)          (85,638)         (119,426)

                                   ----------------  ----------------  ----------------
   Pro forma                       $       (912,528) $     (1,484,277) $     (1,773,398)
                                   ================  ================  ================

Net income (loss) per share:
   As reported - basic             $        (0.0280) $        (0.0985) $        (0.1328)
   Pro forma - basic               $        (0.0510) $        (1.0580) $        (0.1424)


Diluted net loss per share for the years ended December 31, 2002, 2001, 2000 have not been included since their effect is anti-dilutive.

The weighted average fair value of options where the exercise price was greater than the market price on grant date was $0.165, $0.25, and $0.00 for grants in the years ended December 31, 2002, 2001 and 2000, respectively. The weighted average exercise price of options where the exercise price was greater than the market price on grant date was $0.165, $0.00, and $0.3113 for grants in the years ended December 31, 2002, 2001, and 2000 respectively.

Because additional stock options are expected to be granted each year, the pro forma disclosures are not representative of pro forma effects on reported financial results for future years. The fair value of the option grants is determined by the actual option price as set forth in the Equity Incentive Plan.

                                      F-23






Certification of CEO Pursuant to Securities Exchange Act Rules 13a-14 and 15d-14 as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, William F. Mason, the Chief Executive Officer and Chief Financial Officer of
 Vertica Software Inc., certify that:

1. I have reviewed this annual report on Form 10-K of Vertica Software, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

(c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and to the audit committee of registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.





Dated: April 15, 2003               By: /s/ WILLIAM F. MASON
                                        -----------------------------------
                                        William F. Mason
                                        Chief Executive Officer and
                                        Chief Financial Officer









                              LETTER OF TRANSMITTAL

                     To Accompany Certificates Representing
                          Shares of Old Common Stock of


                             VERTICA SOFTWARE, INC.
                            (a Colorado Corporation)


          Converted into a Right to Receive Shares of New Common Stock

                       Pursuant to the Reincorporation of
                             Vertica Software, Inc.

              Surrender Certificates for Shares of Old Common Stock
                          of Vertica Software, Inc. to:

                         CORPORATE STOCK TRANSFER, INC.

By Mail:                                                                      By Hand:
CORPORATE STOCK TRANSFER, INC.
3900 Cherry Creek Drive South, Suite 430                                      3900 Cherry Creek Drive South, Suite 430
Denver, Colorado 80209                                                        Denver, Colorado 80209

                              For information call:
                                 (303) 282-4800

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

-------------------------------------------------------------------------------
                     DESCRIPTION OF CERTIFICATES SURRENDERED
-------------------------------------------------------------------------------
Name(s) and Address(es) of Certificate(s) Enclosed Registered Owner(s) (Attach additional (Please fill in, if blank) list if necessary)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Total Number
                                                                                                      of Shares
                                                                           Certificate             Represented by
                                                                            Number(s)              Certificate(s)
                                                                       ============================================
                                                                            Total Shares:
----------------------------------------------------------------------------------------------------------------------------------

                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY





Gentlemen:

         The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, $.0001, of Vertica Software, Inc., a Colorado corporation (the "Company Common Stock"), for cancellation in exchange for shares of common stock, par value $.0001, ("Vertica Software Delaware Common Stock"), of Vertica Software, Inc., a Delaware corporation ("Vertica Software Delaware") at the exchange ratio of one share of common stock of Vertica Software Delaware for each 7,000 shares of common stock of the Company owned by you as of the record date of the Reincorporation surrendered hereby, pursuant to a merger of the Company into Vertica Software Delaware (the "Merger"). The terms and conditions of the Merger are set forth in an Information Statement previously mailed to the shareholders of the Company. The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

         The undersigned understands that a certificate representing Vertica Software Delaware Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock, this Letter of Transmittal and a check payable to Corporate Stock Transfer, Inc. in the amount of $25.00 ("Transfer Fee") for each certificate representing Vertica Software Delaware Common Stock to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Exchange Agent.

         Please issue and deliver the certificate representing the number of shares of Vertica Software Delaware Common Stock to which the undersigned is entitled in exchange for the Company Common Stock surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.

SPECIAL REGISTRATION INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 2 below)                                    (See Instruction 2 below)

COMPLETE ONLY if the certificates for                        COMPLETE ONLY if the certificates for Vertica
Vertica Software Delaware Common Stock                       Software Delaware Common Stock are to be issued
are to be registered in the name of                          in the name of but are to be sent OTHER than to
a person OTHER than the name(s) of                           the address of the registered holder(s)
the registered holder(s) appearing under                     appearing under "DESCRIPTION OF CERTIFICATES
"DESCRIPTION OF CERTIFICATES                                 SUBMITTED" or, if the box immediately to the left
SUBMITTED."                                                  is filled in, OTHER THAN to the address appearing therein.


Issue and mail certificate to:

Name ______________________________
(Please Print)
                                                             Mail or deliver to:
Address ___________________________
                                                             Name _____________________________
___________________________________                          (Please Print)
(Include Zip Code)
                                                             Address __________________________
-----------------------------------
(Signature)
                                                             __________________________________
                                                             (Include Zip Code)
-----------------------------------
(Tax Identification or Social                                __________________________________
Security Number)                                             (Tax Identification or Social
(See Substitute Form W-9)                                    Security Number)
                                                             (See Substitute Form W-9)


         The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

-------------------------------------------------------------------------------

                         (Signature(s) of Shareholder(s)
                      Dated: ________________________, 2004

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and
3)

Name(s):

-------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title)

Address
                               (include Zip Code)

Area Code and Tel. No.
Tax Identification or
Social Security No.

                            Guarantee of Signature(s)
                               (See Instruction 2)

Authorized Signature

Name
                             (Please Type or Print)

Name of Firm

Address

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Tel. No.
                      Dated: ________________________, 2004


                                  INSTRUCTIONS

         1. Delivery of Letter of Transmittal and Certificates. Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent to or delivered at the address shown on the face of this Letter of Transmittal. If any of the Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. The method of delivery of this Letter of Transmittal, the Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Corporate Stock Transfer, Inc.. A Letter of Transmittal, the Certificates and any other required documents must be properly received by Corporate Stock Transfer, Inc., in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

         2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Certificate(s) are surrendered (i) by the registered holder of the Certificates who has not completed the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         3. Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

         4. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the Merger and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

         5. Special Delivery Instructions. Indicate the name and address of the person(s) to which certificates for Vertica Software Delaware Common Stock are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

         6. Additional Copies. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Corporate Stock Transfer, Inc. located at 3900 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

         7. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

         8. Letter of Transmittal Required; Surrender of Certificates; Lost Certificates. A shareholder will not receive any Vertica Software Delaware Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Corporate Stock Transfer, Inc., together with the Company Certificates and any required accompanying evidences of authority in form satisfactory to Corporate Stock Transfer, Inc.. If the Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

         If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

         The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates.




                      PAYER'S NAME: Vertica Software, INC.

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SUBSTITUTE FORM W-9                  Part 1   PLEASE PROVIDE YOUR TIN IN THE
                                     SPACE BELOW AND CERTIFY BY SIGNING AND
                                     DATING PART 3.

                                     Social Security Number____________________
                                              OR
                                     Employer Identification Number____________

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DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE            Part 2   Check the box if you are NOT
                                    subject to back up withholding under the
                                    provisions of Section  3406(a)(1)(C) of the
                                    Internal Revenue Code because (1) you have
                                    not been notified that you are subject
                                    to backup withholding as a result of
                                    failure to report all interest or dividends
                                    or (2) the Internal Revenue Service has
                                    notified you that you are no longer subject
                                    to backup withholding              ______

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PAYERS REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")       Part 3  CERTIFICATION - Under penalties
                                    of perjury, I certify that the information provided on this form is true, correct and complete.

                                    Signature: _______________________________

                                    Date:_____________________________________

                                                  Awaiting TIN?        _______

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NOTE:    FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT.